_____________________________________

STRATEGIC INCOME FUND

_____________________________________

A CLASS
B CLASS
C CLASS
_____________________________________










PROSPECTUS

_____________________________________

SEPTEMBER 30, 1996


(as revised October 4, 1996)


[Photo of water well]




                                                                       DELAWARE
                                                                       GROUP
                                                                       --------

         The Delaware Group includes funds with a wide range of investment objectives. Stock funds, income funds, tax-free funds, money market funds, global and international funds and closed-end equity funds give investors the ability to create a portfolio that fits their personal financial goals. For more information, contact your financial adviser or call Delaware Group at 800-523-4640.


INVESTMENT MANAGER
Delaware Management Company, Inc.
One Commerce Square
Philadelphia, PA 19103

SUB-ADVISER
Delaware International Advisers Ltd.
Veritas House
125 Finsbury Pavement
London, England EC2A 1NQ

NATIONAL DISTRIBUTOR
Delaware Distributors, L.P.
1818 Market Street
Philadelphia, PA 19103

SHAREHOLDER SERVICING,
DIVIDEND DISBURSING,
ACCOUNTING SERVICES
AND TRANSFER AGENT
Delaware Service Company, Inc.
1818 Market Street
Philadelphia, PA 19103

LEGAL COUNSEL
Stradley, Ronon, Stevens & Young, LLP
One Commerce Square
Philadelphia, PA 19103

INDEPENDENT AUDITORS
Ernst & Young LLP
Two Commerce Square
Philadelphia, PA 19103

CUSTODIAN
Bankers Trust Company
One Bankers Trust Plaza
New York, NY  10006

STRATEGIC INCOME FUND A CLASS SHARES
STRATEGIC INCOME FUND B CLASS SHARES                                  PROSPECTUS
STRATEGIC INCOME FUND C CLASS SHARES                          SEPTEMBER 30, 1996


                                                    (as revised October 4, 1996)

            ________________________________________________________

                   1818 Market Street, Philadelphia, PA 19103

                         For Prospectus and Performance:
                             Nationwide 800-523-4640

                        Information on Existing Accounts:
                               (SHAREHOLDERS ONLY)
                             Nationwide 800-523-1918

                                Dealer Services:
                              (BROKER/DEALERS ONLY)
                             Nationwide 800-362-7500

                   Representatives of Financial Institutions:
                             Nationwide 800-659-2259


         This Prospectus describes the Strategic Income Fund A Class of shares ("Class A Shares"), the Strategic Income Fund B Class of shares ("Class B Shares") and the Strategic Income Fund C Class of shares ("Class C Shares") (individually, a "Class" and collectively, the "Classes") of the Strategic Income Fund series (the "Fund") of Delaware Group Income Funds, Inc. ("Income Funds, Inc."), a professionally-managed mutual fund of the series type. The objective of the Fund is to seek to provide investors with high current income and total return.

         THIS FUND MAY INVEST UP TO 70% OF ITS ASSETS IN LOWER RATED SECURITIES, COMMONLY KNOWN AS "JUNK BONDS" OR "BELOW INVESTMENT GRADE" SECURITIES WHICH INVOLVE GREATER RISKS, INCLUDING DEFAULT RISKS, THAN HIGHER RATED SECURITIES. PURCHASERS SHOULD CAREFULLY ASSESS THESE RISKS BEFORE INVESTING IN THIS FUND. SEE INVESTMENT OBJECTIVE AND POLICIES, SPECIAL RISK CONSIDERATIONS, AND APPENDIX B--RATINGS.

         The Fund currently offers the three retail Classes. These alternatives permit an investor to choose the method of purchasing shares that is most suitable for his or her needs.

         Class A Shares may be purchased at the public offering price, which is equal to the next determined net asset value per share, plus a front-end sales charge. Class A Shares are subject to a maximum front-end sales charge of 4.75% and annual 12b-1 Plan expenses of up to .30% (currently, no more than .25% pursuant to Board action).

         Class B Shares may be purchased at a price equal to the next determined net asset value per share. Class B Shares are subject to a contingent deferred sales charge ("CDSC") which may be imposed on redemptions made within six years of purchase and annual 12b-1 Plan expenses of 1%, which are assessed against the Class B Shares for approximately eight years after purchase. See Automatic Conversion of Class B Shares under Classes of Shares.

         Class C Shares may be purchased at a price equal to the next determined net asset value per share. Class C Shares are subject to a CDSC which may be imposed on redemptions made within 12 months of purchase and annual 12b-1 Plan expenses of 1%, which are assessed against the Class C Shares for the life of the investment.

         In choosing the most suitable Class, an investor should consider the differences among the Classes, including the effect of sales charges and 12b-1 Plan expenses, given the amount of the purchase and the length of time the investor expects to hold the shares, among other circumstances. See Summary of Expenses and Classes of Shares.

         This Prospectus sets forth information that you should read and consider before you invest. Please retain it for future reference. Part B of Income Funds, Inc.'s registration statement, dated September 30, 1996, as it may be amended from time to time, contains additional information about the Fund and has been filed with the Securities and Exchange Commission. Part B is incorporated by reference into this Prospectus and is available, without charge, by writing to Delaware Distributors, L.P. at the above address or by calling the above numbers.

         The Fund also offers the Strategic Income Fund Institutional Class, which is available for purchase only by certain investors. A prospectus for the Strategic Income Fund Institutional Class can be obtained by writing to Delaware Distributors, L.P. at the above address or by calling the above numbers.

TABLE OF CONTENTS

Cover Page                               How to Buy Shares
Synopsis                                 Redemption and Exchange
Summary of Expenses                      Dividends and Distributions
Investment Objective                     Taxes
  and Policies                           Calculation of Offering Price and
     Suitability                                  Net Asset Value Per Share
     Investment Strategy                 Management of the Fund
Special Risk Considerations                       Other Investment Policies and
     High-Yield Securities                        Risk Considerations
     Foreign Securities                  Appendix A -- Investment Illustrations
The Delaware Difference                           Appendix B -- Ratings
     Plans and Services
Retirement Planning
Classes of Shares


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

BE SURE TO CONSULT YOUR FINANCIAL ADVISER WHEN MAKING INVESTMENTS. MUTUAL FUNDS CAN BE A VALUABLE PART OF YOUR FINANCIAL PLAN; HOWEVER, SHARES OF THE FUND ARE NOT FDIC OR NCUSIF INSURED, ARE NOT GUARANTEED BY ANY BANK OR ANY CREDIT UNION, ARE NOT OBLIGATIONS OF ANY BANK OR ANY CREDIT UNION, AND INVOLVE INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. SHARES OF THE FUND ARE NOT BANK OR CREDIT UNION DEPOSITS.

SYNOPSIS

Investment Objective

         The objective of the Fund is to seek to provide investors with high current income and total return. The Fund seeks to achieve its objective by using a multi-sector investment approach, investing principally in three sectors of the fixed-income securities markets: high-yield, higher risk securities; investment grade fixed-income securities; and foreign government and other foreign fixed-income securities. In addition, the Fund may invest in U.S. equity securities. For further details, see Investment Objective and Policies.


Risk Factors
         Prospective investors should consider the following:

         1. The Fund may invest up to 70% of its assets in high-yield, higher risk fixed-income or other securities ("junk" bonds or securities). Such securities may increase the risks of an investment in this Fund. See High-Yield Securities under Special Risk Considerations.

         2. Investing in securities of non-United States companies which are generally denominated in foreign currencies and the utilization of forward foreign currency exchange contracts involve certain risk and opportunity considerations not typically associated with investing in United States companies. See Special Risk Considerations and Other Investment Policies and Risk Considerations.

         3. The Fund has the ability to engage in options transactions for hedging purposes to counterbalance portfolio volatility. While the Fund does not engage in options transactions for speculative purposes, there are risks which result from the use of options, and an investor should carefully review the descriptions of these risks in this Prospectus. Certain options may be considered to be derivative securities. See Options under Other Investment Policies and Risk Considerations.

         4. The Fund may invest up to 15% of its net assets in issuers located or operating in markets of emerging countries. The securities in these countries may be subject to a greater degree of economic, political and social instability than is the case in the United States, Western European and other developed markets. See Special Risk Considerations.

Investment Manager, Sub-Adviser, Distributor and Service Agent
         Delaware Management Company, Inc. (the "Manager") furnishes investment management services to the Fund, subject to the supervision and direction of Income Funds, Inc.'s Board of Directors. Under the Investment Management Agreement between the Fund and the Manager, the annual compensation paid to the Manager is equal to 0.65% on the first $500 million of average daily net assets, 0.625% on the next $500 million and 0.60% on the average daily net assets in excess of $1 billion. The Manager has entered into a sub-advisory agreement with Delaware International Advisers Ltd. (the "Sub-Adviser"), an affiliate of the Manager, with respect to the management of the Fund's investments in foreign government and other foreign fixed-income securities. The Sub-Adviser will receive from the Manager one-third of the investment management fees paid to the Manager by the Fund. See Management of the Fund.

         The Manager and the Sub-Adviser provide investment management services to certain other funds in the Delaware Group. Delaware Distributors, L.P. (the "Distributor") is the national distributor for the Fund and for all of the other mutual funds in the Delaware Group. Delaware Service Company, Inc. (the "Transfer Agent") is the shareholder servicing, dividend disbursing, accounting services and transfer agent for the Fund and for all of the other mutual funds in the Delaware Group. See Management of the Fund.

Sales Charges

         The price of Class A Shares includes a maximum front-end sales charge of 4.75% of the offering price, which is equivalent to 4.91% of the amount invested, based on an initial net asset value of $5.50 per share. The front-end sales charge is reduced on certain transactions of at least $100,000 but under $1,000,000. There is no front-end sales charge on purchases of $1,000,000 or more. Class A Shares are subject to annual 12b-1 Plan expenses.

         The price of Class B Shares is equal to the net asset value per share. Class B Shares are subject to a CDSC of: (i) 4% if shares are redeemed within two years of purchase; (ii) 3% if shares are redeemed during the third or fourth year following purchase; (iii) 2% if shares are redeemed during the fifth year following purchase; and (iv) 1% if shares are redeemed during the sixth year following purchase. Class B Shares are subject to annual 12b-1 Plan expenses for approximately eight years after purchase. See Deferred Sales Charge Alternative
- Class B Shares and Automatic Conversion of Class B Shares under Classes of Shares.

         The price of Class C Shares is equal to the net asset value per share. Class C Shares are subject to a CDSC of 1% if shares are redeemed within 12 months of purchase. Class C Shares are subject to annual 12b-1 Plan expenses for the life of the investment.

         See Classes of Shares and Distribution (12b-1) and Service under Management of the Fund.

Purchase Amounts
         Generally, the minimum initial investment in any Class is $1,000. Subsequent investments must generally be at least $100.

         Each purchase of Class B Shares is subject to a maximum purchase limitation of $250,000. For Class C Shares, each purchase must be in an amount that is less than $1,000,000. An investor may exceed these maximum purchase limitations for Class B Shares and Class C Shares by making cumulative purchases over a period of time. An investor should keep in mind, however, that reduced front-end sales charges apply to investments of $100,000 or more in Class A Shares, and that Class A Shares are subject to lower annual 12b-1 Plan expenses than Class B and Class C Shares and generally are not subject to a CDSC. The minimum and maximum purchase amounts for retirement plans may vary. See How to Buy Shares.

Redemption and Exchange
         Class A Shares of the Fund may be redeemed or exchanged at the net asset value calculated after receipt of the redemption or exchange request. Neither the Fund nor the Distributor assesses a charge for redemptions or exchanges of Class A Shares, except for certain redemptions of shares purchased at net asset value, which may be subject to a CDSC if a dealer's commission was paid in connection with such purchases. See Front-End Sales Charge Alternative - Class A Shares under Classes of Shares.

         Class B Shares and Class C Shares may be redeemed or exchanged at the net asset value calculated after receipt of the redemption or exchange request subject, in the case of redemptions, to any applicable CDSC. Neither the Fund nor the Distributor assesses any charges other than the CDSC for redemptions or exchanges of Class B or Class C Shares. There are certain limitations on an investor's ability to exchange shares between the various classes of shares that are offered. See Redemption and Exchange.

Open-End Investment Company

         Income Funds, Inc., which was organized as a Maryland corporation in 1983, is an open-end management investment company. The Fund's portfolio of assets is diversified as defined by the Investment Company Act of 1940 (the "1940 Act"). Income Funds, Inc. was previously organized as a Delaware corporation in 1970. See Shares under Management of the Fund.

SUMMARY OF EXPENSES

         A general comparison of the sales arrangements and other expenses applicable to Class A, Class B and Class C Shares follows:

                                          Class A    Class B    Class C
 Shareholder Transaction Expenses         Shares     Shares     Shares
------------------------------------------------------------------------

Maximum Sales Charge Imposed
   on Purchases (as a percentage
   of offering price). . . . . . . . .     4.75%      None       None

Maximum Sales Charge Imposed on
   Reinvested Dividends (as a
   percentage of offering price) . . .     None       None       None

Maximum Contingent Deferred Sales
   Charge (as a percentage of
   original purchase price or
   redemption proceeds,
   as applicable). . . . . . . . . . .     None*      4.00%*     1.00%*

Redemption Fees. . . . . . . . . . . .     None**     None**     None**


     Annual Operating Expenses
     (as a percentage of                   Class A    Class B    Class C
     average daily net assets)             Shares     Shares     Shares
------------------------------------------------------------------------

Management Fees . . . . . . . . . . .
     (after voluntary waivers)             0.17%      0.17%      0.17%

12b-1 Plan Expenses
     (including service fees) . . . .      0.25%+     1.00%+     1.00%+

Other Operating Expenses+ . . . . . .      0.58%      0.58%      0.58%
                                           ----       ----       ----
     Total Operating Expenses++ . . .
     (after voluntary waivers)             1.00%      1.75%      1.75%
                                           ====       ====       ====

         The purpose of the above tables is to assist the investor in understanding the various costs and expenses that an investor in each Class will bear directly or indirectly.


         *Class A purchases of $1 million or more may be made at net asset value. However, if in connection with any such purchase a dealer commission is paid to the financial adviser through whom such purchase is effected, a CDSC of 1% will be imposed on certain redemptions within 12 months of purchase ("Limited CDSC"). Class B Shares are subject to a CDSC of: (i) 4% if shares are redeemed within two years of purchase; (ii) 3% if shares are redeemed during the third or fourth year following purchase; (iii) 2% if shares are redeemed during the fifth year following purchase; (iv) 1% if shares are redeemed during the sixth year following purchase; and (v) 0% thereafter. Class C Shares are subject to a

CDSC of 1% if the shares are redeemed within 12 months of purchase. See Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange; Deferred Sales Charge Alternative - Class B Shares and Level Sales Charge Alternative - Class C Shares under Classes of Shares.

**CoreStates Bank, N.A. currently charges $7.50 per redemption for redemptions payable by wire.

+Class A Shares, Class B Shares and Class C Shares are subject to separate 12b-1 Plans. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by rules of the National Association of Securities Dealers, Inc. (the "NASD"). The annual 12b-1 Plan expenses for the Class A Shares have been set by the Board of Directors at .25% of the average daily net assets of such Class. The maximum annual 12b-1 Plan expenses permitted under the 12b-1 Plan for Class A Shares are .30% of the average daily net assets of such Class. See Distribution (12b-1) and Service under Management of the Fund.

++"Other Operating Expenses" and "Total Operating Expenses" for the Class A Shares, the Class B Shares and the Class C Shares are based on estimated expenses expected to be incurred during the first full fiscal year of the Classes, after giving effect to the voluntary expense waiver. The Manager has elected voluntarily to waive that portion, if any, of the annual management fees payable by the Strategic Income Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the Total Operating Expenses of each Class of the Fund, excluding each such Class' 12b-1 fees, do not exceed 0.75%, during the commencement of the public offering of the Classes through June 30, 1997. If the voluntary expense waivers were not in effect, it is estimated that the Total Operating Expenses, as a percentage of average daily net assets, would be 1.48%, 2.23%, and 2.23%, respectively, for the Class A Shares', the Class B Shares' and the Class C Shares' first full fiscal year, reflecting management fees of 0.65%.

         For expense information about the Strategic Income Fund Institutional Class of shares, see the separate prospectus relating to that class.

         The following example illustrates the expenses that an investor would pay on a $1,000 investment over various time periods, assuming (1) a 5% annual rate of return, (2) redemption and no redemption at the end of each time period and (3) for Class B Shares and Class C Shares, payment of a CDSC at the time of redemption, if applicable.

                         Assuming Redemption      Assuming No Redemption
                         1 year      3 years      1 year         3 years
                         ------      -------      ------         -------
Class A Shares           $57(1)        $78          $57            $78

Class B Shares(2)        $58           $85          $18            $55

Class C Shares           $28           $55          $18            $55

(1) Generally, no redemption charge is assessed upon redemption of Class A Shares. Under certain circumstances, however, a Limited CDSC, which has not been reflected in this calculation, may be imposed on certain redemptions within 12 months of purchase. See Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange.

(2) At the end of approximately eight years after purchase, Class B Shares will be automatically converted into Class A Shares. The example above does not assume conversion of Class B Shares since it reflects figures only for one and three years. See Automatic Conversion of Class B Shares under Classes of Shares for a description of the automatic conversion feature.

This example should not be considered a representation of past or future expenses or performance. Actual expenses may be greater or less than those shown.

INVESTMENT OBJECTIVE AND POLICIES

SUITABILITY
         The Fund may be suitable for the investor interested in high current income and total return which, in part, is derived from such income. The net asset value per share of each Class may fluctuate in response to the condition of individual companies and general market and economic conditions and, as a result, the Fund is not appropriate for a short-term investor. The Fund cannot assure a specific rate of return or that principal will be protected. However, through the cautious selection and supervision of its portfolio, the Manager and the Sub-Adviser will strive to achieve the Fund's objective.

         The types of securities in which the Fund may invest are subject to price fluctuations particularly due to changes in interest rates and economic conditions. Investors should consider asset value fluctuation, as well as yield, in making an investment decision. While investments in unrated, lower-rated and certain restricted securities have the potential for higher yields, they are more speculative and increase the credit risk of the Fund's portfolio. Changes in the market value of portfolio securities will not affect interest income from such securities, but will be reflected in a Class' net asset value. In addition, investments in foreign fixed-income securities involve special risks, including those related to currency fluctuations, as well as to political, economic and social situations different from and potentially more volatile than those in the United States. Investors should be willing to accept the risks, including the risk of net asset value fluctuations, associated with investing in these types of securities. See Special Risk Considerations and Other Investment Policies and Risk Considerations for a complete discussion of the risk factors affecting the Fund's portfolio securities.

         Ownership of Strategic Income Fund shares can reduce the bookkeeping and administrative inconveniences that would be connected with direct purchases of the types of securities in which the Fund invests.

INVESTMENT STRATEGY
         The objective of the Fund is to seek to provide investors with high current income and total return. The Manager will seek to achieve this objective by allocating the Fund's investments principally among the following three sectors of the fixed-income securities markets:

         o a High-Yield Sector, consisting of high-yielding, lower-rated or unrated fixed-income securities issued by U.S. companies;

         o an Investment Grade Sector, consisting of investment grade debt obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or by U.S. companies; and

         o an International Sector, consisting of obligations of foreign governments, their agencies and instrumentalities, and other fixed-income securities of issuers in foreign countries and denominated in foreign currencies.

         The Manager will determine the amount of assets of the Fund that will be allocated to each of the three sectors in which the Fund will invest, based on its analysis of economic and market conditions and its assessment of the returns and potential for appreciation that can be achieved from investment in each of the three sectors. The Manager will periodically reallocate the Fund's assets as it deems necessary, and as little as 20% and as much as 60% of the Fund's assets among sectors may be invested in each fixed-income sector. In addition, the Fund may invest up to 10% of its assets in U.S. equity securities.

Domestic High-Yield Sector
         The Manager will invest the Fund's assets that are allocated to the domestic high-yield sector primarily in those securities having a liberal and consistent yield and those tending to reduce the risk of market fluctuations. The Fund may invest in domestic corporate debt obligations, including, corporate notes (including convertible notes), units consisting of bonds with stock or warrants to buy stock attached, debentures, convertible debentures, zero coupon bonds and pay-in-kind securities ("PIKs"). See Zero Coupon Bonds and Pay-In-Kind Bonds under Other Investment Policies and Risk Considerations. The Fund may also purchase preferred stock and convertible preferred stock.

         The Fund will invest in both rated and unrated bonds. The rated bonds that the Fund may purchase in this sector of its portfolio will generally be rated BB or lower by Standard & Poor's Ratings Group ("S&P") or Fitch Investors Service, Inc. ("Fitch"), Ba or lower by Moody's Investors Service, Inc. ("Moody's"), or similarly rated by another nationally recognized statistical rating organization. See Appendix B to this Prospectus for more rating information and High-Yield Securities under Special Risk Considerations for a description of the risks associated with investing in lower-rated fixed-income securities. Unrated bonds may be more speculative in nature than rated bonds.

Investment Grade Sector
         In managing the Fund's assets allocated to the investment grade sector, the Manager will invest primarily in debt obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and by U.S. corporations. The corporate debt obligations in which the Fund may invest include bonds, notes, debentures and commercial paper of U.S. companies.

         The U.S. government securities in which the Fund may invest include a variety of securities which are issued or guaranteed as to the payment of principal and interest by the U.S. government, and by various agencies or instrumentalities which have been established or sponsored by the U.S. government. See U.S. Government Securities under Other Investment Policies and Risk Considerations for a discussion of these types of securities.

         The investment grade sector of the Fund's portfolio may also be invested in mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or by government sponsored corporations. See Mortgage-Backed Securities under Other Investment Policies and Risk Considerations for a discussion of these types of securities. Other mortgage-backed securities in which the Fund may invest are issued by certain private, non-government entities. Two principal types of mortgage-backed securities are collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMICs). See CMOs and REMICs under Other Investment Polices and Risk Considerations for a discussion of these types of mortgage-backed securities.

         Subject to the quality limitations set forth in this Prospectus, the Fund may also invest in securities which are backed by assets such as receivables on home equity and credit card loans, and receivables regarding automobile, mobile home, recreational vehicle and other loans, wholesale dealer floor plans and leases. See Asset-Backed Securities under Other Investment Policies and Risk Considerations. The Fund may also invest in futures contracts and options on futures contracts subject to certain limitations. See Futures under Other Investment Policies and Risk Considerations.

         Securities purchased by the Fund within the investment grade sector will be rated in one of the four highest rating categories or will be unrated securities that are of comparable quality as determined by the Manager. The four highest rating categories are AAA, AA, A or BBB by S&P and Fitch, or Aaa, Aa, A or Baa by Moody's. Debt securities within the top three categories comprise what are known as high-grade bonds and are regarded as having a strong capacity to pay principal and interest. Securities in the fourth category, known as medium-grade bonds, are regarded as having an adequate capacity to pay principal and interest but with greater vulnerability to adverse economic conditions and speculative characteristics. See Appendix B to this Prospectus for more rating information.

International Sector
         The Sub-Adviser will invest the assets of the Fund that are allocated to the international sector primarily in fixed-income securities of issuers organized or having a majority of their assets or deriving a majority of their operating income in foreign countries. These fixed-income securities include foreign government securities, debt obligations of foreign companies, and securities issued by supranational entities.

         A supranational entity is an entity established or financially supported by the national governments of one or more countries to promote reconstruction or development. Examples of supranational entities include, among others, the International Bank for Reconstruction and Development (more commonly known as the World Bank), the European Economic Community, the European Coal and Steel Community, the European Investment Bank, the Inter-Development Bank, the Export-Import Bank and the Asian Development Bank.

         The Fund may invest in sponsored and unsponsored American Depositary Receipts, European Depositary Receipts, or Global Depositary Receipts ("Depositary Receipts"). Depositary Receipts are receipts typically issued by a bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. "Sponsored" Depositary Receipts are issued jointly by the issuer of the underlying security and a depository, and "unsponsored" Depositary Receipts are issued without the participation of the issuer of the deposited security. The Fund may also invest in Brady Bonds, which are described more fully under Foreign Securities in the Special Risk Considerations section of this Prospectus. The Fund may also invest in zero coupon bonds and may purchase shares of other investment companies. See Zero Coupon Bonds and Pay-In-Kind Bonds and Investment Company Securities under Other Investment Polices and Risk Considerations.

         The Fund may invest in securities issued in any currency and may hold foreign currencies. Securities of issuers within a given country may be denominated in the currency of another country or in multinational currency units, such as the European Currency Unit. The Fund will, from time to time, purchase or sell foreign currencies and/or engage in forward foreign currency transactions in order to expedite settlement of Fund transactions and to minimize currency value fluctuations. See Other Investment Policies and Risk Considerations for a further description of the Fund's foreign currency transactions.

         While the Fund may purchase securities of issuers in any foreign country, developed and underdeveloped, no more than 15% of the Fund's assets may be invested in direct obligations of issuers located in emerging market countries. See Emerging Market Securities under Special Risk Considerations.

         The Fund will invest in both rated and unrated foreign securities. The rated securities that the Fund may purchase in the international sector of its portfolio may include those rated BBB or lower by S&P or Fitch, Baa or lower by Moody's, or similarly rated by another nationally recognized statistical rating organization. See Appendix B to this Prospectus for more rating information and Foreign Securities and High-Yield Securities under Special Risk Considerations for a description of the risks associated with investing in foreign securities and lower-rated fixed-income securities.

Equity Sector
         Up to 10% of the Fund's assets may be invested in U.S. equity securities. Such investments may include common stocks, preferred stocks (including adjustable rate preferred stocks) and other equity securities, such as convertible securities and warrants, which may be used to create other permissible investments. Such investments must be consistent with the Fund's objective of high current income and total return. In addition, the Fund may invest in shares or convertible bonds of real estate investment trusts ("REITs"). See REITs under Other Investment Policies and Risk Considerations for a discussion of these types of securities.

         In managing the Fund's assets allocated to the U.S. equity sector, the Manager may invest in securities that are rated and unrated. The securities may include those rated BBB or lower by S&P or Fitch, Baa or lower by Moody's or similarly rated by another nationally recognized statistical rating organization. See Appendix B to this Prospectus for more rating information and High-Yield Securities under Special Risk Considerations for a description of the risks associated with investing in lower-rated securities.

                                      * * *

         For a description of the Fund's other investment policies and for a further description of some of the policies described above, see Other Investment Policies and Risk Considerations.

         In unusual market conditions, in order to meet redemption requests, for temporary defensive purposes, and pending investment, the Fund may hold a substantial portion of its assets in cash or short-term fixed-income obligations. The Fund may invest in repurchase agreements, but it normally does so only to invest cash balances. The Fund is permitted to borrow money.

         Although the Fund will constantly strive to attain its objective, there can be no assurance that it will be attained.

         The Fund's investment objective, and its designation as an open-end investment company and as a diversified fund, may not be changed unless authorized by the vote of a majority of the Fund's outstanding voting securities. A "majority vote of the outstanding voting securities" is the vote by the holders of the lesser of a) 67% or more of the Fund's voting securities present in person or represented by proxy if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or b) more than 50% of the outstanding voting securities. Part B lists other more specific investment restrictions of the Fund which may not be changed without a majority shareholder vote.

         The remaining investment policies of the Fund not identified above or in Part B as fundamental are not fundamental and may be changed by the Board of Directors of Income Funds, Inc. without a shareholder vote.

SPECIAL RISK CONSIDERATIONS

Generally
         The Fund invests a substantial portion of its assets in fixed-income securities. The market values of fixed-income securities generally fall when interest rates rise and, conversely, rise when interest rates fall. Lower-rated and unrated fixed-income securities tend to reflect short-term corporate and market developments to a greater extent than higher-rated fixed-income securities, which react primarily to fluctuations in the general level of interest rates. These lower-rated or unrated securities generally have higher yields, but, as a result of factors such as reduced creditworthiness of issuers, increased risk of default and a more limited and less liquid secondary market, are subject to greater volatility and risk of loss of income and principal than are higher-rated securities. The Manager will attempt to reduce such risk through sector allocation, portfolio diversification, credit analysis, and attention to trends in the economy, industries and financial markets.

High-Yield Securities

         The Fund may invest a significant portion of its assets in bonds and other securities rated BBB or lower by S&P or Fitch, Baa or lower by Moody's, or similarly rated by another rating organization, and in unrated corporate bonds. See Appendix B to this Prospectus for more rating information. Investing in these so-called "junk" bonds or "high-yield" securities entails certain risks, including the risk of loss of principal, which may be greater than the risks involved in investment grade securities, and which should be considered by investors contemplating an investment in the Fund. High-yield bonds are sometimes issued by companies whose earnings at the time of issuance are less than the projected debt service on the junk bonds. In addition to the considerations discussed elsewhere in this Prospectus, those risks include the following:

Youth and Volatility of the High-Yield Market. Although the market for high-yield bonds has been in existence for many years, including periods of economic downturns, the high-yield market grew rapidly during the long economic expansion which took place in the United States during the 1980s. During that economic expansion, the use of high-yield debt securities to fund highly leveraged corporate acquisitions and restructurings increased dramatically. As a result, the high-yield market grew substantially during that economic expansion. Although experts disagree on the impact recessionary periods have had and will have on the high-yield market, some analysts believe a protracted economic downturn would severely disrupt the market for high-yield bonds, would adversely affect the value of outstanding bonds and would adversely affect the ability of high-yield issuers to repay principal and interest. Those analysts cite volatility experienced in the high-yield market in the past as evidence for their position. It is likely that protracted periods of economic uncertainty would result in increased volatility in the market prices of high-yield bonds, an increase in the number of high-yield bond defaults and corresponding volatility in a Class' net asset value.

Redemptions. If, as a result of volatility in the high-yield market or other factors, the Fund experiences substantial net redemptions of the Fund's shares for a sustained period of time (i.e., more shares of the Fund are redeemed than are purchased), the Fund may be required to sell certain of its high-yield securities without regard to the investment merits of the securities to be sold. If the Fund sells a substantial number of securities to generate proceeds for redemptions, the asset base of the Fund will decrease and the Fund's expense ratios may increase.

Liquidity and Valuation. The secondary market for high-yield securities is currently dominated by institutional investors, including mutual funds, and certain financial institutions. There is generally no established retail secondary market for high-yield securities. As a result, the secondary market for high-yield securities is more limited and less liquid than other secondary securities markets. The high-yield secondary market is particularly susceptible to liquidity problems when the institutions that dominate it temporarily cease buying bonds for regulatory, financial or other reasons, such as the savings and loan crisis. A less liquid secondary market may have an adverse effect on the Fund's ability to dispose of particular issues, when necessary, to meet the Fund's liquidity needs or in response to a specific economic event, such as the deterioration in the creditworthiness of the issuer. In addition, a less liquid secondary market makes it more difficult for the Fund to obtain precise valuations of the high-yield securities in its portfolio. During periods involving such liquidity problems, judgment plays a greater role in valuing high-yield securities than is normally the case. The secondary market for high-yield securities is also generally considered to be more likely to be disrupted by adverse publicity and investor perceptions than the more established secondary securities markets. The privately placed high-yield securities that the Fund may purchase are particularly susceptible to the liquidity and valuation risks outlined above.

Foreign Securities
         The Fund has the ability to purchase debt securities in any foreign country. Investors should consider carefully the substantial risks involved in investing in securities issued by companies and governments of foreign nations. These risks are in addition to the usual risks inherent in domestic investments. There is the possibility of expropriation, nationalization or confiscatory taxation, taxation of income earned in foreign nations or other taxes imposed with respect to investments in foreign nations, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability or diplomatic developments which could affect investments in securities of issuers in those nations.

         In addition, in many countries, there is substantially less publicly available information about issuers than is available in reports about companies in the United States. Foreign companies are not subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to United States companies. Consequently, financial data about foreign companies may not accurately reflect the real condition of those issuers and securities markets.

         Further, the Fund may encounter difficulty or be unable to pursue legal remedies and obtain judgments in foreign courts. Commission rates on securities transactions in foreign countries, which are sometimes fixed rather than subject to negotiation as in the United States, are likely to be higher. Further, the settlement period of securities transactions in foreign markets may be longer than in domestic markets, and may be subject to administrative uncertainties. In many foreign countries, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States, and capital requirements for brokerage firms are generally lower. The foreign securities markets of many of the countries in which the Fund may invest may also be smaller, less liquid and subject to greater price volatility than those in the United States.

         Emerging Market Securities. The Fund may invest up to 15% of its assets in the debt securities of issuers located in emerging market nations. Compared to the United States and other developed countries, emerging countries may have volatile social conditions, relatively unstable governments and political systems, economies based on only a few industries and economic structures that are less diverse and mature, and securities markets that trade a small number of securities, which can result in a low or nonexistent volume of trading. Prices in these securities markets tend to be volatile and, in the past, securities in these countries have offered greater potential for gain (as well as loss) than securities of companies located in developed countries. Until recently, there has been an absence of a capital market structure or market-oriented economy in certain emerging countries. Further, investments and opportunities for investments by foreign investors are subject to a variety of national policies and restrictions in many emerging countries. Also, the repatriation of both investment income and capital from several foreign countries is restricted and controlled under certain regulations, including, in some cases, the need for certain governmental consents. Countries such as those in which the Fund may invest have historically experienced and may continue to experience, substantial, and in some periods extremely high rates of inflation for many years, high interest rates, exchange rate fluctuations or currency depreciation, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. Other factors which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, its government's policy towards the International Monetary Fund, the World Bank and other international agencies and the political constraints to which a government debtor may be subject.

         Brady Bonds. Among the foreign fixed-income securities in which the Fund may invest are Brady Bonds. Brady Bonds are debt securities issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external indebtedness (generally commercial bank debt). In so restructuring its external debt, a debtor nation negotiates with its existing bank lenders, as well as multilateral institutions such as the World Bank and the International Monetary Fund, to exchange its commercial bank debt for newly issued bonds (Brady Bonds). The Sub-Adviser believes that economic reforms undertaken by countries in connection with the issuance of Brady Bonds make the debt of countries which have issued or have announced plans to issue Brady Bonds an attractive opportunity for investment. Investors, however, should recognize that the Brady Plan only sets forth general guiding principles for economic reform and debt reduction, emphasizing that solutions must be negotiated on a case-by-case basis between debtor nations and their creditors. In addition, Brady Bonds have been issued only recently and, accordingly, do not have a long payment history.

         Foreign Government Securities. With respect to investment in debt issues of foreign governments, including Brady Bonds, the ability of a foreign government or government-related issuer to make timely and ultimate payments on its external debt obligations will also be strongly influenced by the issuer's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. If foreign government or government-related issuers cannot generate sufficient earnings from foreign trade to service its external debt, they may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government's implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may curtail the willingness of such third parties to lend funds, which may further impair the issuer's ability or willingness to service its debts in a timely manner. The cost of servicing external debt will also generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government's international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a government issuer to obtain sufficient foreign exchange to service its external debt. If a foreign governmental issuer defaults on its obligations, the Fund may have limited legal recourse against the issuer and/or guarantor.

         See Other Investment Policies and Risk Considerations for a further description of certain risks associated with certain of the Fund's investments, including the risks associated with engaging in foreign currency transactions and options.

THE DELAWARE DIFFERENCE

PLANS AND SERVICES
         The Delaware Difference is our commitment to provide you with superior information and quality service on your investments in the Delaware Group of funds.

SHAREHOLDER PHONE DIRECTORY

Investor Information Center
         800-523-4640


         Fund Information, Literature Price, Yield and Performance Figures


Shareholder Service Center
         800-523-1918


         Information on Existing Regular Investment Accounts and Retirement
               Plan Accounts, Wire Investments, Wire Liquidations, Telephone Liquidations and Telephone Exchanges


Delaphone
   800-362-FUND
   (800-362-3863)

Performance Information
         You can call the Investor Information Center at any time for current yield information. Current yield and total return information may also be included in advertisements and information given to shareholders. Yields are computed on an annual basis over a 30-day period.

Shareholder Services
         During business hours, you can call the Delaware Group's Shareholder Service Center. Our representatives can answer any questions about your account, the Fund, various service features and other funds in the Delaware Group.

Delaphone Service
         Delaphone is an account inquiry service for investors with Touch-Tone(R) phone service. It enables you to get information on your account faster than the mailed statements and confirmations. Delaphone also provides current performance information on the Fund, as well as other funds in the Delaware Group. Delaphone is available seven days a week, 24 hours a day.

Dividend Payments
         Dividends, capital gains and other distributions are automatically reinvested in your account, unless you elect to receive them in cash. You may also elect to have the dividends earned in one fund automatically invested in another Delaware Group fund with a different investment objective, subject to certain exceptions and limitations.

         For more information, see Additional Methods of Adding to Your Investment - Dividend Reinvestment Plan under How to Buy Shares or call the Shareholder Service Center.

MoneyLine Direct Deposit Service
         If you elect to have your dividends and distributions paid in cash and such dividends and distributions are in an amount of $25 or more, you may choose the MoneyLine Direct Deposit Service and have such payments transferred from your Fund account to your predesignated bank account. See Dividends and Distributions. In addition, you may elect to have your Systematic Withdrawal Plan payments transferred from your Fund account to your predesignated bank account through this service. See Systematic Withdrawal Plans under Redemption and Exchange. Your funds will normally be credited to your bank account two business days after the payment date. There are no fees for this service. You can initiate the MoneyLine Direct Deposit Service by completing an Authorization Agreement. If your name and address are not identical to the name and address on your Fund account, you must have your signature guaranteed. This service is not available for retirement plans.

Statements and Confirmations
         You will receive quarterly statements of your account summarizing all transactions during the period. A confirmation statement will be sent following all transactions other than those involving a reinvestment of dividends. You should examine statements and confirmations immediately and promptly report any discrepancy by calling the Shareholder Service Center.

Duplicate Confirmations
         If your financial adviser or investment dealer is noted on your investment application, we will send a duplicate confirmation to him or her. This makes it easier for your adviser to help you manage your investments.

Tax Information
         Each year, Income Funds, Inc. will mail to you information on the tax status of your dividends and distributions.

Right of Accumulation
         With respect to Class A Shares, the Right of Accumulation feature allows you to combine the value of your current holdings of Class A Shares, Class B Shares and Class C Shares of the Fund with the dollar amount of new purchases of Class A Shares of the Fund to qualify for a reduced front-end sales charge on such purchases of Class A Shares. Under the Combined Purchases Privilege, you may also include certain shares that you own in other funds in the Delaware Group. See Classes of Shares.

Letter of Intention
         The Letter of Intention feature permits you to obtain a reduced front-end sales charge on purchases of Class A Shares by aggregating certain of your purchases of Delaware Group fund shares over a 13-month period. See Classes of Shares and Part B.

12-Month Reinvestment Privilege
         The 12-Month Reinvestment Privilege permits you to reinvest proceeds from a redemption of Class A Shares, within one year of the date of the redemption, without paying a front-end sales charge. See Part B.

Exchange Privilege
         The Exchange Privilege permits shareholders to exchange all or part of their shares into shares of the other funds in the Delaware Group, subject to certain exceptions and limitations. For additional information on exchanges, see Investing by Exchange under How to Buy Shares and Redemption and Exchange.

Wealth Builder Option
         You may elect to invest in the Fund through regular liquidations of shares in your accounts in other funds in the Delaware Group. Investments under this feature are exchanges and are therefore subject to the same conditions and limitations as other exchanges of Fund shares. See Additional Methods of Adding to Your Investment - Wealth Builder Option and Investing by Exchange under How to Buy Shares, and Redemption and Exchange.

Delaware Group Asset Planner
         Delaware Group Asset Planner is an asset allocation service that gives investors, working with a professional financial adviser, the ability to more easily design and maintain investments in a diversified selection of Delaware Group mutual funds. The Asset Planner service offers a choice of four predesigned allocation strategies (each with a different risk/reward profile) made up of separate investments in predetermined percentages of Delaware Group funds. With the guidance of a financial adviser, investors may also tailor an allocation strategy that meets their personal needs and goals. See How to Buy Shares.

Financial Information about the Fund
         Each fiscal year, you will receive an audited annual report and an unaudited semi-annual report. These reports provide detailed information about the Fund's investments and performance. Income Funds, Inc.'s fiscal year ends on July 31.

RETIREMENT PLANNING

         An investment in the Fund may be suitable for tax-deferred retirement plans. Among the retirement plans noted below, Class B Shares are available for investment only by Individual Retirement Accounts, Simplified Employee Pension Plans, 457 Deferred Compensation Plans and 403(b)(7) Deferred
Compensation Plans.

         Retirement plans may be subject to plan establishment fees, annual maintenance fees and/or other administrative or trustee fees. Fees are based upon the number of participants in the plan as well as the services selected. Additional information about fees is included in retirement plan materials. Fees are quoted upon request. Certain shareholder investment services available to non-retirement plan shareholders may not be available to retirement plan shareholders. Certain retirement plans may qualify to purchase the Strategic Income Fund Institutional Class. For additional information on any of the plans and Delaware's retirement services, call the Shareholder Service Center or see Part B.

Individual Retirement Account ("IRA")
         Individuals, even if they participate in an employer-sponsored retirement plan, may establish their own retirement program for investments in each of the Classes. Contributions to an IRA may be tax-deductible and earnings are tax-deferred. Under the Tax Reform Act of 1986, the tax deductibility of IRA contributions is restricted, and in some cases eliminated, for individuals who participate in certain employer-sponsored retirement plans and whose annual income exceeds certain limits. Existing IRAs and future contributions up to the IRA maximums, whether deductible or not, still earn on a tax-deferred basis.

Simplified Employee Pension Plan ("SEP/IRA")
         A SEP/IRA may be established by an employer who wishes to sponsor a tax-sheltered retirement program by making contributions on behalf of all eligible employees. Each of the Classes is available for investment by a SEP/IRA.

Salary Reduction Simplified Employee Pension Plan ("SAR/SEP")
         Offers employers with 25 or fewer eligible employees the ability to establish a SEP/IRA that permits salary deferral contributions. An employer may also elect to make additional contributions to this plan. Class B Shares are not available for purchase by such plans.

403(b)(7) Deferred Compensation Plan
         Permits employees of public school systems or of certain types of non-profit organizations to enter into a deferred compensation arrangement for the purchase of shares of each of the Classes.

457 Deferred Compensation Plan
         Permits employees of state and local governments and certain other entities to enter into a deferred compensation arrangement for the purchase of shares of each of the Classes.

Prototype Profit Sharing or Money Purchase Pension Plan
         Offers self-employed individuals, partnerships and corporations a tax-qualified plan which provides for the investment of contributions in Class A Shares or Class C Shares. Class B Shares are not available for purchase by such plans.

Prototype 401(k) Defined Contribution Plan
         Permits employers to establish a tax-qualified plan based on salary deferral contributions for investment in Class A or Class C Shares. Class B Shares are not available for purchase by such plans.

Allied Plans
         Class A Shares are available for purchase by participants in certain 401(k) Defined Contribution Plans ("Allied Plans") which are made available under a joint venture agreement between the Distributor and another institution through which mutual funds are marketed and which allow investments in Class A Shares of designated Delaware Group funds ("eligible Delaware Group fund shares"), as well as shares of designated classes of non-Delaware Group funds ("eligible non-Delaware Group fund shares"). Class B Shares and Class C Shares are not eligible for purchase by Allied Plans.

         With respect to purchases made in connection with an Allied Plan, the value of eligible Delaware Group and eligible non-Delaware Group fund shares held by the Allied Plan may be combined with the dollar amount of new purchases by that Allied Plan to obtain a reduced front-end sales charge on additional purchases of eligible Delaware Group fund shares. See Front-End Sales Charge Alternative - Class A Shares under Classes of Shares.

         Participants in Allied Plans may exchange all or part of their eligible Delaware Group fund shares for other eligible Delaware Group fund shares or for eligible non-Delaware Group fund shares at net asset value without payment of a front-end sales charge. However, exchanges of eligible fund shares, both Delaware Group and non-Delaware Group, which were not subject to a front-end sales charge, will be subject to the applicable sales charge if exchanged for eligible Delaware Group fund shares to which a sales charge applies. No sales charge will apply if the eligible fund shares were previously acquired through the exchange of eligible shares on which a sales charge was already paid or through the reinvestment of dividends. See Investing by Exchange.

         A dealer's commission may be payable on purchases of eligible Delaware Group fund shares under an Allied Plan. In determining a financial adviser's eligibility for a dealer's commission on net asset value purchases of eligible Delaware Group fund shares in connection with Allied Plans, all participant holdings in the Allied Plan will be aggregated. See Front-End Sales Charge Alternative - Class A Shares under Classes of Shares.

        The Limited CDSC is applicable to redemptions of net asset value purchases from an Allied Plan on which a dealer's commission has been paid. Waivers of the Limited CDSC, as described under Waiver of Limited Contingent Deferred Sales Charge - Class A Shares under Redemption and Exchange, apply to redemptions by participants in Allied Plans except in the case of exchanges between eligible Delaware Group and non-Delaware Group fund shares. When eligible Delaware Group fund shares are exchanged into eligible non-Delaware Group fund shares, the Limited CDSC will be imposed at the time of the exchange, unless the joint venture agreement specifies that the amount of the Limited CDSC will be paid by the financial adviser or selling dealer. See Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange.

CLASSES OF SHARES

Alternative Purchase Arrangements
         Shares may be purchased at a price equal to the next determined net asset value per share, subject to a sales charge which may be imposed, at the election of the purchaser, at the time of the purchase for Class A Shares ("front-end sales charge alternative"), or on a contingent deferred basis for Class B Shares ("deferred sales charge alternative") or Class C Shares ("level sales charge alternative").

         Class A Shares. An investor who elects the front-end sales charge alternative acquires Class A Shares, which incur a sales charge when they are purchased, but generally are not subject to any sales charge when they are redeemed. Class A Shares are subject to annual 12b-1 Plan expenses of up to a maximum of .30% (currently, no more than .25% pursuant to Board action) of average daily net assets of such shares. Certain purchases of Class A Shares qualify for reduced front-end sales charges. See Front-End Sales Charge Alternative - Class A Shares. See also Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange and Distribution (12b-1) and Service under Management of the Fund.

         Class B Shares. An investor who elects the deferred sales charge alternative acquires Class B Shares, which do not incur a front-end sales charge when they are purchased, but are subject to a contingent deferred sales charge if they are redeemed within six years of purchase. Class B Shares are subject to annual 12b-1 Plan expenses of up to a maximum of 1% (.25% of which are service fees to be paid to the Distributor, dealers or others for providing personal service and/or maintaining shareholder accounts) of average daily net assets of such shares for approximately eight years after purchase. Class B Shares permit all of the investor's dollars to work from the time the investment is made. The higher 12b-1 Plan expenses paid by Class B Shares will cause such shares to have a higher expense ratio and to pay lower dividends than Class A Shares. At the end of approximately eight years after purchase, the Class B Shares will automatically be converted into Class A Shares. See Automatic Conversion of Class B Shares, below.

         Class C Shares. An investor who elects the level sales charge alternative acquires Class C Shares, which do not incur a front-end sales charge when they are purchased, but are subject to a contingent deferred sales charge if they are redeemed within 12 months of purchase. Class C Shares are subject to annual 12b-1 Plan expenses of up to a maximum of 1% (.25% of which are service fees to be paid to the Distributor, dealers or others for providing personal service and/or maintaining shareholder accounts) of average daily net assets of such shares for the life of the investment. The higher 12b-1 Plan expenses paid by Class C Shares will cause such shares to have a higher expense ratio and to pay lower dividends than Class A Shares. Unlike Class B Shares, Class C Shares do not convert to another class.

         The alternative purchase arrangements described above permit investors to choose the method of purchasing shares that is most suitable given the amount of their purchase, the length of time they expect to hold their shares and other relevant circumstances. Investors should determine whether, given their particular circumstances, it is more advantageous to purchase Class A Shares and incur a front-end sales charge, purchase Class B Shares and have the entire initial purchase amount invested in the Fund with their investment being subject to a CDSC if they redeem shares within six years of purchase, or purchase Class C Shares and have the entire initial purchase amount invested in the Fund with their investment being subject to a CDSC if they redeem shares within 12 months of purchase. In addition, investors should consider the level of annual 12b-1 Plan expenses applicable to each Class. In comparing Class B Shares to Class C Shares, investors should also consider the desirability of an automatic conversion feature, which is available only for Class B Shares.

         As an illustration, investors who qualify for significantly reduced front-end sales charges on purchases of Class A Shares, as described below, might choose the front-end sales charge alternative because similar sales charge reductions are not available for purchases under either the deferred sales charge alternative or the level sales charge alternative. Moreover, shares acquired under the front-end sales charge alternative are subject to annual 12b-1 Plan expenses of up to .30% (currently, no more than .25% pursuant to Board action), whereas Class B Shares acquired under the deferred sales charge alternative are subject to annual 12b-1 Plan expenses of up to 1% for approximately eight years after purchase (see Automatic Conversion of Class B Shares) and Class C Shares acquired under the level sales charge alternative are subject to annual 12b-1 Plan expenses of up to 1% for the life of the investment. However, because front-end sales charges are deducted from the purchase amount at the time of purchase, investors who buy Class A Shares would not have their full purchase amount invested in the Fund.

         Other investors might determine it to be more advantageous to purchase Class B Shares and have all their money invested initially, even though they would be subject to a CDSC for up to six years after purchase and annual 12b-1 Plan expenses of up to 1% until the shares are automatically converted into Class A Shares. Still other investors might determine it to be more advantageous to purchase Class C Shares and have all of their funds invested initially, recognizing that they would be subject to a CDSC for just 12 months after purchase, but that Class C Shares do not offer a conversion feature, so their shares would be subject to annual 12b-1 Plan expenses of up to 1% for the life of the investment. The higher 12b-1 Plan expenses on Class B Shares and Class C Shares will be offset to the extent a return is realized on the additional money initially invested upon the purchase of such shares. However, there can be no assurance as to the return, if any, that will be realized on such additional money.

         Prospective investors should refer to Appendix A--Investment Illustrations in this Prospectus for an illustration of the potential effect that each of the purchase options may have on a long-term shareholder's investment.

         For the distribution and related services provided to, and the expenses borne on behalf of, the Fund, the Distributor and others will be paid, in the case of the Class A Shares, from the proceeds of the front-end sales charge and 12b-1 Plan fees and, in the case of the Class B Shares and the Class C Shares, from the proceeds of the 12b-1 Plan fees and, if applicable, the CDSC incurred upon redemption. Financial advisers may receive different compensation for selling Class A, Class B and Class C Shares. Investors should understand that the purpose and function of the respective 12b-1 Plans and the CDSCs applicable to Class B Shares and Class C Shares are the same as those of the 12b-1 Plan and the front-end sales charge applicable to Class A Shares in that such fees and charges are used to finance the distribution of the respective Classes. See 12b-1 Distribution Plans - Class A, Class B and Class C Shares.

         Dividends paid on Class A, Class B and Class C Shares, to the extent any dividends are paid, will be calculated in the same manner, at the same time, on the same day and will be in the same amount, except that the additional amount of 12b-1 Plan expenses relating to Class B Shares and Class C Shares will be borne exclusively by such shares. See Calculation of Offering Price and Net Asset Value Per Share.
         The NASD has adopted certain rules relating to investment company sales charges. Income Funds, Inc. and the Distributor intend to operate in compliance with these rules.

Front-End Sales Charge Alternative - Class A Shares
         Class A Shares may be purchased at the offering price, which reflects a maximum front-end sales charge of 4.75%. See Calculation of Offering Price and Net Asset Value Per Share.

         Purchases of $100,000 or more carry a reduced front-end sales charge as shown in the following table.

                          Strategic Income Fund A Class
--------------------------------------------------------------------------------
                                                                 Dealer's
                                     Front-End Sales Charge     Commission***
                                     as % of                      as % of
                                    Offering       Amount        Offering
Amount of Purchase                    Price       Invested**      Price
--------------------------------------------------------------------------------

Less than $100,000                    4.75%         4.91%         4.00%

$100,000 but under $250,000           3.75          3.82          3.00

$250,000 but under $500,000           2.50          2.55          2.00

$500,000 but under $1,000,000*        2.00          2.00          1.60

  * There is no front-end sales charge on purchases of Class A Shares of $1 million or more but, under certain limited circumstances, a 1% Limited CDSC may apply upon redemption of such shares.

 ** Based upon the initial net asset value of $5.50 per share of the Class A Shares.

*** Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages set forth above.
--------------------------------------------------------------------------------

       The Fund must be notified when a sale takes place which would qualify for the reduced front-end sales charge on the basis of previous or current purchases. The reduced front-end sales charge will be granted upon confirmation of the shareholder's holdings by the Fund. Such reduced front-end sales charges are not retroactive.

       From time to time, upon written notice to all of its dealers, the Distributor may hold special promotions for specified periods during which the Distributor may reallow to dealers up to the full amount of the front-end sales charge shown above. In addition, certain dealers who enter into an agreement to provide extra training and information on Delaware Group products and services and who increase sales of Delaware Group funds may receive an additional commission of up to .15% of the offering price. Dealers who receive 90% or more of the sales charge may be deemed to be underwriters under the Securities Act of 1933.
--------------------------------------------------------------------------------
                                      -26-

         For initial purchases of Class A Shares of $1,000,000 or more, a dealer's commission may be paid by the Distributor to financial advisers through whom such purchases are made in accordance with the following schedule:

                                                    Dealer's Commission
                                                    -------------------
                                                    (as a percentage of
         Amount of Purchase                          amount purchased)
         ------------------

         Up to $2 million                                   1.00%
         Next $1 million up to $3 million                    .75
         Next $2 million up to $5 million                    .50
         Amount over $5 million                              .25

         In determining a financial adviser's eligibility for the dealer's commission, purchases of Class A Shares of other Delaware Group funds as to which a Limited CDSC applies may be aggregated with those of the Class A Shares of the Fund. Financial advisers also may be eligible for a dealer's commission in connection with certain purchases made under a Letter of Intention or pursuant to an investor's Right of Accumulation. Financial advisers should contact the Distributor concerning the applicability and calculation of the dealer's commission in the case of combined purchases.

         An exchange from other Delaware Group funds will not qualify for payment of the dealer's commission, unless a dealer's commission or similar payment has not been previously paid on the assets being exchanged. The schedule and program for payment of the dealer's commission are subject to change or termination at any time by the Distributor at its discretion.

         Redemptions of Class A Shares purchased at net asset value may result in the imposition of a Limited CDSC if the dealer's commission described above was paid in connection with the purchase of those shares. See Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange.

Combined Purchases Privilege
         By combining your holdings of Class A Shares with your holdings of Class B Shares and/or Class C Shares of the Fund and shares of the other funds in the Delaware Group, except those noted below, you can reduce the front-end sales charges on any additional purchases of Class A Shares. Shares of Delaware Group Premium Fund, Inc. beneficially owned in connection with ownership of variable insurance products may be combined with other Delaware Group fund holdings. Shares of other funds that do not carry a front-end sales charge or CDSC may not be included unless they were acquired through an exchange from a Delaware Group fund that does carry a front-end sales charge or CDSC.

         This privilege permits you to combine your purchases and holdings with those of your spouse, your children under 21 and any trust, fiduciary or retirement account for the benefit of such family members.

         It also permits you to use these combinations under a Letter of Intention. A Letter of Intention allows you to make purchases over a 13-month period and qualify the entire purchase for a reduction in front-end sales charges on Class A Shares.

         Combined purchases of $1,000,000 or more, including certain purchases made at net asset value pursuant to a Right of Accumulation or under a Letter of Intention, may result in the payment of a dealer's commission and the applicability of a Limited CDSC. Investors should consult their financial advisers or the Shareholder Service Center about the operation of these features. See Front-End Sales Charge Alternative - Class A Shares, above.

Buying Class A Shares at Net Asset Value
         Class A Shares of the Fund may be purchased at net asset value under the Delaware Group Dividend Reinvestment Plan and, under certain circumstances, the Exchange Privilege and the 12-Month Reinvestment Privilege. See The Delaware Difference and Redemption and Exchange for additional information.

         Purchases of Class A Shares may be made at net asset value by current and former officers, directors and employees (and members of their families) of the Manager, any affiliate, any of the funds in the Delaware Group, certain of their agents and registered representatives and employees of authorized investment dealers and by employee benefit plans for such entities. Individual purchases, including those in retirement accounts, must be for accounts in the name of the individual or a qualifying family member.

         Purchases of Class A Shares may also be made by clients of registered representatives of an authorized investment dealer at net asset value within 12 months after the registered representative changes employment, if the purchase is funded by proceeds from an investment where a front-end sales charge, contingent deferred sales charge or other sales charge has been assessed. Purchases of Class A Shares may also be made at net asset value by bank employees who provide services in connection with agreements between the bank and unaffiliated brokers or dealers concerning sales of shares of Delaware Group funds. Officers, directors and key employees of institutional clients of the Manager or any of its affiliates may purchase Class A Shares at net asset value. Moreover, purchases may be effected at net asset value for the benefit of the clients of brokers, dealers and registered investment advisers affiliated with a broker or dealer, if such broker, dealer or investment adviser has entered into an agreement with the Distributor providing specifically for the purchase of Class A Shares in connection with special investment products, such as wrap accounts or similar fee based programs.

         Investments in Class A Shares made by plan level and/or participant retirement accounts that are for the purpose of repaying a loan taken from such accounts will be made at net asset value. Loan repayments made to a Delaware Group account in connection with loans originated from accounts previously maintained by another investment firm will also be invested at net asset value.

         Investors who held shares in any class of any Delaware Group fund as of December 1, 1995, may currently purchase Class A Shares at net asset value through the Delaware Group Asset Planner service if such shares are being purchased with proceeds from the redemption of shares of a fund (other than a money market fund) outside of the Delaware Group of funds. The Delaware Group Asset Planner Account Registration Form and check for such a transaction should note that the investment is being made under the "NAV/Asset Planner Accommodation Program." Prior notice will be given should this program be discontinued. Class A Shares may also be purchased at net asset value in an IRA through the Delaware Group Asset Planner service if the assets being invested are being transferred from an existing IRA held outside of the Delaware Group or are part of a distribution received from an employer-sponsored or other retirement plan. See Delaware Group Asset Planner under How To Buy Shares.

         The Fund must be notified in advance that an investment qualifies for purchase at net asset value.

Group Investment Plans
         Group Investment Plans (e.g., SEP/IRA, SAR/SEP, Prototype Profit Sharing, Pension and 401(k) Defined Contribution Plans) may benefit from the reduced front-end sales charges available on the Class A Shares set forth in the table on page ____, based on total plan assets. In addition, 403(b)(7) and 457 Retirement Plan Accounts may benefit from a reduced front-end sales charge on Class A Shares based on the total amount invested by all participants in the plan by satisfying the following criteria: (i) the employer for which the plan was established has 250 or more eligible employees and the plan lists only one broker of record, or (ii) the plan includes employer contributions and the plan lists only one broker of record. If a company has more than one plan investing in the Delaware Group of funds, then the total amount invested in all plans will be aggregated to determine the applicable front-end sales charge reduction on each purchase, both initial and subsequent, if, at the time of each such purchase, the company notifies the Fund that it qualifies for the reduction. Employees participating in such Group Investment Plans may also combine the investments held in their plan account to determine the front-end sales charge applicable to purchases in non-retirement Delaware Group investment accounts if, at the time of each such purchase, they notify the Fund that they are eligible to combine purchase amounts held in their plan account.

         For additional information on retirement plans, including plan forms, applications, minimum investments and any applicable account maintenance fees, contact your investment dealer or the Distributor.

         For other retirement plans and special services, see Retirement
Planning.

Deferred Sales Charge Alternative - Class B Shares

         Class B Shares may be purchased at net asset value without a front-end sales charge and, as a result, the full amount of the investor's purchase payment will be invested in Fund shares. The Distributor currently anticipates compensating dealers or brokers for selling Class B Shares at the time of purchase from its own assets in an amount equal to no more than 4% of the dollar amount purchased. In addition, from time to time, upon written notice to all of its dealers, the Distributor may hold special promotions for specified periods during which the Distributor may pay additional compensation to dealers or brokers for selling Class B Shares at the time of purchase. As discussed below, however, Class B Shares are subject to annual 12b-1 Plan expenses and, if redeemed within six years of purchase, a CDSC.

         Proceeds from the CDSC and the annual 12b-1 Plan fees are paid to the Distributor and others for providing distribution and related services, and bearing related expenses, in connection with the sale of Class B Shares. These payments support the compensation paid to dealers or brokers for selling Class B Shares. Payments to the Distributor and others under the Class B 12b-1 Plan may be in an amount equal to no more than 1% annually. The combination of the CDSC and the proceeds of the 12b-1 Plan fees makes it possible for the Fund to sell Class B Shares without deducting a front-end sales charge at the time of purchase.

         Holders of Class B Shares who exercise the exchange privilege described below will continue to be subject to the CDSC schedule for the Class B Shares described in this Prospectus, even after the exchange. Such CDSC schedule may be higher than the CDSC schedule for the Class B Shares acquired as a result of the exchange. See Redemption and Exchange.

Automatic Conversion of Class B Shares
         Class B Shares, other than shares acquired through reinvestment of dividends, held for eight years after purchase are eligible for automatic conversion into Class A Shares. Conversions of Class B Shares into Class A Shares will occur only four times in any calendar year, on the last business day of the second full week of March, June, September and December (each, a "Conversion Date"). If the eighth anniversary after a purchase of Class B Shares falls on a Conversion Date, an investor's Class B Shares will be converted on that date. If the eighth anniversary occurs between Conversion Dates, an investor's Class B Shares will be converted on the next Conversion Date after such anniversary. Consequently, if a shareholder's eighth anniversary falls on the day after a Conversion Date, that shareholder will have to hold Class B Shares for as long as three additional months after the eighth anniversary of purchase before the shares will automatically convert into Class A Shares.

         Class B Shares of a fund acquired through a reinvestment of dividends will convert to the corresponding Class A Shares of that fund (or, in the case of Delaware Group Cash Reserve, Inc., the Delaware Cash Reserve Consultant Class) pro-rata with Class B Shares of that fund not acquired through dividend reinvestment.

         All such automatic conversions of Class B Shares will constitute tax-free exchanges for federal income tax purposes. See Taxes.

Level Sales Charge Alternative - Class C Shares
         Class C Shares may be purchased at net asset value without a front-end sales charge and, as a result, the Fund will invest the full amount of the investor's purchase payment. The Distributor currently anticipates compensating dealers or brokers for selling Class C Shares at the time of purchase from its own assets in an amount equal to no more than 1% of the dollar amount purchased. As discussed below, however, Class C Shares are subject to annual 12b-1 Plan expenses and, if redeemed within 12 months of purchase, a CDSC.

         Proceeds from the CDSC and the annual 12b-1 Plan fees are paid to the Distributor and others for providing distribution and related services, and bearing related expenses, in connection with the sale of Class C Shares. These payments support the compensation paid to dealers or brokers for selling Class C Shares. Payments to the Distributor and others under the Class C 12b-1 Plan may be in an amount equal to no more than 1% annually.

         Holders of Class C Shares who exercise the exchange privilege described below will continue to be subject to the CDSC schedule for the Class C Shares as described in this Prospectus. See Redemption and Exchange.

Contingent Deferred Sales Charge - Class B Shares and Class C Shares
         Class B Shares redeemed within six years of purchase may be subject to a CDSC at the rates set forth below and Class C Shares redeemed within 12 months of purchase may be subject to a CDSC of 1%. CDSCs are charged as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the net asset value at the time of purchase of the shares being redeemed or the net asset value of those shares at the time of redemption. No CDSC will be imposed on increases in net asset value above the initial purchase price, nor will a CDSC be assessed on redemptions of shares acquired through reinvestments of dividends or capital gains distributions. For purposes of this formula, the "net asset value at the time of purchase" will be the net asset value at purchase of the Class B Shares or the Class C Shares of the Fund, even if those shares are later exchanged for shares of another Delaware Group fund. In the event of an exchange of the shares, the "net asset value of such shares at the time of redemption" will be the net asset value of the shares that were acquired in the exchange.

         The following table sets forth the rates of the CDSC for the Class B Shares of the Fund:

                                                    Contingent Deferred
                                                    Sales Charge (as a
                                                        Percentage of
                                                        Dollar Amount
         Year After Purchase Made                     Subject to Charge)
         ------------------------                   --------------------
              0-2                                             4%
              3-4                                             3%
              5                                               2%
              6                                               1%
              7 and thereafter                                None

During the seventh year after purchase and, thereafter, until converted automatically into Class A Shares, Class B Shares will still be subject to the annual 12b-1 Plan expenses of up to 1% of average daily net assets of those shares. See Automatic Conversion of Class B Shares, above. Investors are reminded that the Class A Shares into which the Class B Shares will convert are subject to ongoing annual 12b-1 Plan expenses of up to a maximum of .30% (currently, no more than .25% pursuant to Board action) of average daily net assets of such shares.

         In determining whether a CDSC applies to a redemption of Class B Shares, it will be assumed that shares held for more than six years are redeemed first, followed by shares acquired through the reinvestment of dividends or distributions, and finally by shares held longest during the six-year period. With respect to Class C Shares, it will be assumed that shares held for more than 12 months are redeemed first followed by shares acquired through the reinvestment of dividends or distributions, and finally by shares held for 12 months or less.

         All investments made during a calendar month, regardless of what day of the month the investment occurred, will age one month on the last day of that month and each subsequent month.

         The CDSC is waived on certain redemptions of Class B Shares and Class C Shares. See Waiver of Contingent Deferred Sales Charge - Class B Shares and Class C Shares under Redemption and Exchange.

12b-1 Distribution Plans - Class A, Class B and Class C Shares
         Under the distribution plans adopted by Income Funds, Inc. in accordance with Rule 12b-1 under the 1940 Act, Income Funds, Inc. is permitted to pay the Distributor annual distribution fees of up to .30% (currently, no more than .25% pursuant to Board action) of the average daily net assets of the Class A Shares, and 1% of the average daily net assets of each of the Class B Shares and the Class C Shares. These fees, which are payable monthly, compensate the Distributor for providing distribution and related services and bearing certain expenses of each Class. The 12b-1 Plans applicable to Class B Shares and

Class C Shares are designed to permit an investor to purchase these shares through dealers or brokers without paying a front-end sales charge while enabling the Distributor to compensate dealers and brokers for the sale of such shares. For a more detailed discussion of the 12b-1 Plans relating to the Class A, Class B and Class C Shares, see Distribution (12b-1) and Service under Management of the Fund.

Other Payments to Dealers -- Class A, Class B and Class C Shares
         From time to time at the discretion of the Distributor, all registered broker/dealers whose aggregate sales of the Classes exceed certain limits, as set by the Distributor, may receive from the Distributor an additional payment of up to .25% of the dollar amount of such sales. The Distributor may also provide additional promotional incentives or payments to dealers that sell shares of the Delaware Group of funds. In some instances, these incentives or payments may be offered only to certain dealers who maintain, have sold or may sell certain amounts of shares.

         Subject to pending amendments to the NASD's Rules of Fair Practice, in connection with the promotion of Delaware Group fund shares, the Distributor may, from time to time, pay to participate in dealer-sponsored seminars and conferences, reimburse dealers for expenses incurred in connection with preapproved seminars, conferences and advertising and may, from time to time, pay or allow additional promotional incentives to dealers, which shall include non-cash concessions, such as certain luxury merchandise or a trip to or attendance at a business or investment seminar at a luxury resort, as part of preapproved sales contests. Payment of non-cash compensation to dealers is currently under review by the NASD and the Securities and Exchange Commission. It is likely that the NASD's Rules of Fair Practice will be amended such that the ability of the Distributor to pay non-cash compensation as described above will be restricted in some fashion. The Distributor intends to comply with the NASD's Rules of Fair Practice as they may be amended.

Classes Offered
         The following funds currently offer Class A, Class B and Class C
Shares: Enterprise Fund, U.S. Growth Fund, World Growth Fund, New Pacific Fund, Federal Bond Fund and Corporate Income Fund of Delaware Group Adviser Funds, Inc., Delaware Group Cash Reserve, Inc., Decatur Income Fund and Decatur Total Return Fund of Delaware Group Decatur Fund, Inc., Delaware Fund and Devon Fund of Delaware Group Delaware Fund, Inc., Delaware Group DelCap Fund, Inc., International Equity Series, Global Bond Series, Global Assets Series and Emerging Markets Series of Delaware Group Global & International Funds, Inc., Delaware Group Government Fund, Inc., Limited-Term Government Fund of Delaware Group Limited-Term Government Funds, Inc., Tax-Free USA Fund, Tax-Free Insured Fund and Tax-Free USA Intermediate Fund of Delaware Group Tax-Free Fund, Inc., Delaware Group Trend Fund, Inc., Delaware Group Value Fund, Inc., Delchester Fund of Delaware Group Income Funds, Inc., DMC Tax-Free Income Trust-Pennsylvania, and the Fund. In addition, Delaware Group Cash Reserve, Inc. offers Consultant Class shares.

         U.S. Government Money Series of Delaware Group Limited-Term Government Funds, Inc. and Delaware Group Tax-Free Money Fund, Inc. offer only Class A and Consultant Class shares.

Strategic Income Fund Institutional Class
         In addition to offering the Class A, Class B and Class C Shares, the Fund also offers the Strategic Income Fund Institutional Class, which is described in a separate prospectus and is available for purchase only by certain investors. Strategic Income Fund Institutional Class shares generally are distributed directly by the Distributor and do not have a front-end sales charge, a CDSC or a Limited CDSC, and are not subject to 12b-1 Plan distribution expenses. To obtain the prospectus that describes the Strategic Income Fund Institutional Class, contact the Distributor by writing to the address or by calling the telephone number listed on the back of this Prospectus.

HOW TO BUY SHARES

Purchase Amounts
         Generally, the minimum initial purchase is $1,000 for Class A Shares, Class B Shares and Class C Shares. Subsequent purchases of shares of any Class generally must be $100 or more. For purchases under a Uniform Gifts to Minors Act or Uniform Transfers to Minors Act or through an Automatic Investing Plan, there is a minimum initial purchase of $250 and a minimum subsequent purchase of $25. Minimum purchase requirements do not apply to retirement plans other than IRAs, for which there is a minimum initial purchase of $250, and a minimum subsequent purchase of $25, regardless of which Class is selected.

         There is a maximum purchase limitation of $250,000 on each purchase of Class B Shares. For Class C Shares, each purchase must be in an amount that is less than $1,000,000. An investor may exceed these maximum purchase limitations by making cumulative purchases over a period of time. In doing so, an investor should keep in mind that reduced front-end sales charges are available on investments of $100,000 or more in Class A Shares, and that Class A Shares (i) are subject to lower annual 12b-1 Plan expenses than Class B Shares and Class C Shares and (ii) generally are not subject to a CDSC. For retirement plans, the maximum purchase limitations apply only to the initial purchase of Class B Shares or Class C Shares by the plan.

Investing through Your Investment Dealer
         You can make a purchase of shares of the Fund through most investment dealers who, as part of the service they provide, must transmit orders promptly. They may charge for this service. If you want a dealer but do not have one, we can refer you to one.

Investing by Mail
1. Initial Purchases--An Investment Application or, in the case of a retirement account, an appropriate retirement plan application, must be completed, signed and sent with a check payable to Strategic Income Fund A Class, Strategic Income Fund B Class or Strategic Income Fund C Class, to 1818 Market Street, Philadelphia, PA 19103.

2. Subsequent Purchases--Additional purchases may be made at any time by mailing a check payable to the specific Fund and Class selected. Your check should be identified with your name(s) and account number. An investment slip (similar to a deposit slip) is provided at the bottom of transaction confirmations and dividend statements that you will receive from Income Funds, Inc. Use of this investment slip can help expedite processing of your check when making additional purchases. Your investment may be delayed if you send additional purchases by certified mail.

Investing by Wire

         You may purchase shares by requesting your bank to transmit funds by wire to CoreStates Bank, N.A., ABA #031000011, account number 1412893401 (include your name(s) and your account number for the Class in which you are investing).

1. Initial Purchases--Before you invest, telephone the Shareholder Service Center to get an account number. If you do not call first, processing of your investment may be delayed. In addition, you must promptly send your Investment Application or, in the case of a retirement account, an appropriate retirement plan application, to the specific Fund and Class selected, to 1818 Market Street, Philadelphia, PA 19103.

2. Subsequent Purchases--You may make additional investments anytime by wiring funds to CoreStates Bank, N.A., as described above. You should advise the Shareholder Service Center by telephone of each wire you send.

         If you want to wire investments to a retirement plan account, call the Shareholder Service Center for special wiring instructions.

Investing by Exchange
         If you have an investment in another mutual fund in the Delaware Group, you may write and authorize an exchange of part or all of your investment into shares of the Fund. If you wish to open an account by exchange, call the Shareholder Service Center for more information. All exchanges are subject to the eligibility and minimum purchase requirements set forth in each fund's prospectus.

         Holders of Class A Shares may exchange all or part of their shares for certain of the shares of other funds in the Delaware Group, including other Class A Shares, but may not exchange their Class A Shares for Class B Shares or Class C Shares of the Fund or of any other fund in the Delaware Group. Holders of Class B Shares of the Fund are permitted to exchange all or part of their Class B Shares only into Class B Shares of other Delaware Group funds. Similarly, holders of Class C Shares of the Fund are permitted to exchange all or part of their Class C Shares only into Class C Shares of other Delaware Group funds. Class B Shares of the Fund and Class C Shares of the Fund acquired by exchange will continue to carry the CDSC and, in the case of Class B Shares, the automatic conversion schedule of the fund from which the exchange is made. The holding period of Class B Shares of the Fund acquired by exchange will be added to that of the shares that were exchanged for purposes of determining the time of the automatic conversion into Class A Shares of the Fund.

         Permissible exchanges into Class A Shares of the Fund will be made without a front-end sales charge, except for exchanges of shares that were not previously subject to a front-end sales charge (unless such shares were acquired through the reinvestment of dividends). Permissible exchanges into Class B Shares or Class C Shares of the Fund will be made without the imposition of a CDSC by the fund from which the exchange is being made at the time of the exchange.

         See Allied Plans under Retirement Planning for information on exchanges by participants in an Allied Plan.

Additional Methods of Adding to Your Investment
         Call the Shareholder Service Center for more information if you wish to use the following services:

1.       Automatic Investing Plan

         The Automatic Investing Plan enables you to make regular monthly investments without writing or mailing checks. You may authorize Income Funds, Inc. to transfer a designated amount monthly from your checking account to your Fund account. Many shareholders use this as an automatic savings plan. Shareholders should allow a reasonable amount of time for initial purchases and changes to these plans to become effective.

         This option is not available to participants in the following plans:
SAR/SEP, SEP/IRA, Profit Sharing and Money Purchase Pension Plans, 401(k) Defined Contribution Plans, 403(b)(7) Deferred Compensation Plans or 457 Deferred Compensation Plans.

2.       Direct Deposit

         You may have your employer or bank make regular investments directly to your Fund account for you (for example: payroll deduction, pay by phone, annuity payments). The Fund also accepts preauthorized recurring government and private payments by Electronic Fund Transfer, which avoids mail time and check clearing holds on payments such as social security, federal salaries, Railroad Retirement benefits, etc.

                                      * * *

         Should investments through an automatic investing plan or by direct deposit be reclaimed or returned for some reason, Income Funds, Inc. has the right to liquidate your shares to reimburse the government or transmitting bank. If there are insufficient funds in your account, you are obligated to reimburse the Fund.

3.       Wealth Builder Option

         You can use our Wealth Builder Option to invest in the Fund through regular liquidations of shares in your accounts in other funds in the Delaware Group. You may also elect to invest in other mutual funds in the Delaware Group through the Wealth Builder Option through regular liquidations of shares in your Fund account.

         Under this automatic exchange program, you can authorize regular monthly amounts (minimum of $100 per fund) to be liquidated from your account in one or more funds in the Delaware Group and invested automatically into any other Delaware Group account that you may specify. If in connection with the election of the Wealth Builder Option, you wish to open a new account to receive the automatic investment, such new account must meet the minimum initial purchase requirements described in the prospectus of the fund that you select. All investments under this option are exchanges and are therefore subject to the same conditions and limitations as other exchanges noted above. You can terminate your participation at any time by written notice to the fund from which the exchanges are made. See Redemption and Exchange.

         This option is not available to participants in the following plans:
SAR/SEP, SEP/IRA, Profit Sharing and Money Purchase Pension Plans, 401(k) Defined Contribution Plans, 403(b)(7) Deferred Compensation Plans or 457 Deferred Compensation Plans.

4.       Dividend Reinvestment Plan

         You can elect to have your distributions (capital gains and/or dividend income) paid to you by check or reinvested in your Fund account. Or, you may invest your distributions in certain other funds in the Delaware Group, subject to the exceptions noted below as well as the eligibility and minimum purchase requirements set forth in each fund's prospectus.

         Reinvestments of distributions into Class A Shares of the Fund or of other Delaware Group funds are made without a front-end sales charge. Reinvestments of distributions into Class B Shares of the Fund or of other Delaware Group funds or into Class C Shares of the Fund or of other Delaware Group funds are also made without any sales charge and will not be subject to a CDSC if later redeemed.

See Automatic Conversion of Class B Shares under Classes of Shares for information concerning the automatic conversion of Class B Shares acquired by reinvesting dividends.

         Holders of Class A Shares of the Fund may not reinvest their distributions into Class B Shares or Class C Shares of any fund in the Delaware Group, including the Fund. Holders of Class B Shares of the Fund may reinvest their distributions only into Class B Shares of the funds in the Delaware Group which offer that class of shares (the "Class B Funds"). Similarly, holders of Class C Shares of the Fund may reinvest their distributions only into Class C Shares of the funds in the Delaware Group which offer that class of shares (the "Class C Funds"). See Classes Offered under Classes of Shares for a list of the funds offering those classes of shares. For more information about reinvestments, call the Shareholder Service Center.

Delaware Group Asset Planner
         To invest in Delaware Group funds using the Delaware Group Asset Planner asset allocation service, you should complete a Delaware Group Asset Planner Account Registration Form, which is available only from a financial adviser or investment dealer. As previously described, the Delaware Group Asset Planner service offers a choice of four predesigned asset allocation strategies (each with a different risk/reward profile) in predetermined percentages in Delaware Group funds. Or, with the help of a financial adviser, you may design a customized asset allocation strategy.

         The sales charge on an investment through the Asset Planner service is determined by the individual sales charges of the underlying funds and their percentage allocation in the selected Strategy. Exchanges from existing Delaware Group accounts into the Asset Planner service may be made at net asset value under the circumstances described under Investing by Exchange, above. Also see Buying Class A Shares at Net Asset Value under Classes of Shares. The minimum initial investment per Strategy is $2,000; subsequent investments must be at least $100. Individual fund minimums do not apply to investments made using the Asset Planner service. Class A, Class B and Class C Shares are available through the Asset Planner service. Generally, only shares within the same class may be used within the same Strategy. However, Class A Shares of the Fund and of other funds in the Delaware Group may be used in the same Strategy with consultant class shares that are offered by certain other Delaware Group funds. See Classes Offered under Classes of Shares for the Delaware Group funds that offer consultant class shares.

         An annual maintenance fee, currently $35 per Strategy, is due at the time of initial investment and by September 30th of each subsequent year. However, for all IRA accounts established with the same Social Security number under the Asset Planner service, the annual maintenance fee will be limited to $35 irrespective of the number of Strategies selected. For example, if you transfer regular IRA assets and rollover assets from a qualified plan into an IRA through the Delaware Group Asset Planner service and, to avoid commingling, maintain more than one Strategy registered under the same Social Security number, only one $35 annual fee needs to be paid. The fee, payable to Delaware Service Company, Inc. to defray extra costs associated with administering the Asset Planner service, will be deducted automatically from one of the funds within your Asset Planner account if not paid by September 30th. See Part B.

         Investors will receive a customized quarterly Strategy Report summarizing all Delaware Group Asset Planner investment performance and account activity during the prior period. Confirmation statements will be sent following all transactions other than those involving a reinvestment of distributions.

         Certain shareholder services are not available to investors using the Asset Planner service, due to its special design. These include Delaphone, Checkwriting, Wealth Builder Option and Letter of Intention. Systematic Withdrawal Plans are available after the account has been open for two years.

Purchase Price and Effective Date
         The offering price and net asset value of the Class A, Class B and Class C Shares are determined as of the close of regular trading on the New York Stock Exchange (ordinarily, 4 p.m., Eastern time) on days when the Exchange is open.

         The effective date of a purchase made through an investment dealer is the date the order is received by the Fund. The effective date of a direct purchase is the day your wire, electronic transfer or check is received unless it is received after the time the offering price or net asset value of shares is determined, as noted above. Purchase orders received after such time will be effective the next business day.

The Conditions of Your Purchase
         The Fund reserves the right to reject any purchase order. If a purchase is canceled because your check is returned unpaid, you are responsible for any loss incurred. The Fund can redeem shares from your account(s) to reimburse itself for any loss, and you may be restricted from making future purchases in any of the funds in the Delaware Group. The Fund reserves the right to reject purchase orders paid by third-party checks or checks that are not drawn on a domestic branch of a United States financial institution. If a check drawn on a foreign financial institution is accepted, you may be subject to additional bank charges for clearance and currency conversion.

         The Fund also reserves the right, following shareholder notification, to charge a service fee on non-retirement accounts that have remained below the minimum stated account balance for a period of three or more consecutive months. Holders of such accounts may be notified of their insufficient account balance and advised that they have until the end of the current calendar quarter to raise their balance to the stated minimum. If the account has not reached the minimum balance requirement by that time, the Fund will charge a $9 fee for that quarter and each subsequent calendar quarter until the account is brought up to the minimum balance. The service fee will be deducted from the account during the first week of each calendar quarter for the previous quarter, and will be used to help defray the cost of maintaining low-balance accounts. No fees will be charged without proper notice, and no CDSC will apply to such assessments.

         The Fund also reserves the right, upon 60 days' written notice, to involuntarily redeem accounts that remain under the minimum initial purchase amount as a result of redemptions. An investor making the minimum initial investment may be subject to involuntary redemption without the imposition of a CDSC or Limited CDSC if he or she redeems any portion of his or her account.

REDEMPTION AND EXCHANGE

         You can redeem or exchange your shares in a number of different ways. The exchange service is useful if your investment requirements change and you want an easy way to invest in other bond funds, equity funds, tax-advantaged funds or money market funds. This service is also useful if you are anticipating a major expenditure and want to move a portion of your investment into a fund that has the checkwriting feature. Exchanges are subject to the requirements of each fund and all exchanges of shares constitute taxable events. See Taxes. Further, in order for an exchange to be processed, shares of the fund being acquired must be registered in the state where the acquiring shareholder resides. You may want to consult your financial adviser or investment dealer to discuss which funds in the Delaware Group will best meet your changing objectives, and the consequences of any exchange transaction. You may also call the Delaware Group directly for fund information.

         All exchanges involve a purchase of shares of the fund into which the exchange is made. As with any purchase, an investor should obtain and carefully read that fund's prospectus before buying shares in an exchange. The prospectus contains more complete information about the fund, including charges and expenses.

         Your shares will be redeemed or exchanged at a price based on the net asset value next determined after the Fund receives your request in good order, subject, in the case of a redemption, to any applicable CDSC or Limited CDSC. Redemption or exchange requests received in good order after the time the offering price and net asset value of shares are determined, as noted above, will be processed on the next business day. See Purchase Price and Effective Date under How to Buy Shares. A shareholder submitting a redemption request may indicate that he or she wishes to receive redemption proceeds of a specific dollar amount. In the case of such a request, and in the case of certain redemptions from retirement plan accounts, the Fund will redeem the number of shares necessary to deduct the applicable CDSC in the case of Class B and Class C Shares, and, if applicable, the Limited CDSC in the case of Class A Shares and tender to the shareholder the requested amount, assuming the shareholder holds enough shares in his or her account for the redemption to be processed in this manner. Otherwise, the amount tendered to the shareholder upon redemption will be reduced by the amount of the applicable CDSC or Limited CDSC.

         Except as noted below, for a redemption request to be in "good order," you must provide your account number, account registration, and the total number of shares or dollar amount of the transaction. For exchange requests, you must also provide the name of the fund you want to receive the proceeds. Exchange instructions and redemption requests must be signed by the record owner(s) exactly as the shares are registered. You may request a redemption or an exchange by calling the Shareholder Service Center at 800-523-1918. The Fund may suspend, terminate, or amend the terms of the exchange privilege upon 60 days' written notice to shareholders.

         The Fund will process written and telephone redemption requests to the extent that the purchase orders for the shares being redeemed have already settled. The Fund will honor redemption requests as to shares for which a check was tendered as payment, but the Fund will not mail or wire the proceeds until it is reasonably satisfied that the check has cleared, which may take up to 15 days from the purchase date. You can avoid this potential delay if you purchase shares by wiring Federal Funds. The Fund reserves the right to reject a written or telephone redemption request or delay payment of redemption proceeds if there has been a recent change to the shareholder's address of record.

         There is no front-end sales charge or fee for exchanges made between shares of funds which both carry a front-end sales charge. Any applicable front-end sales charge will apply to exchanges from shares of funds not subject to a front-end sales charge, except for exchanges involving assets that were previously invested in a fund with a front-end sales charge and/or exchanges involving the reinvestment of dividends.

         Holders of Class B Shares or Class C Shares that exchange their shares ("Original Shares") for Class B shares of other Class B Funds or Class C shares of other Class C Funds, as applicable (in each case, "New Shares"), will not be subject to a CDSC that might otherwise be due upon redemption of the Original Shares. However, such shareholders will continue to be subject to the CDSC and, in the case of Class B Shares, the automatic conversion schedule of the Original Shares as described in this Prospectus and any CDSC assessed upon redemption will be charged by the Fund from which the Original Shares were exchanged. In an exchange of Class B Shares from the Fund, the Fund's CDSC schedule may be higher than the CDSC schedule relating to the New Shares acquired as a result of the exchange. For purposes of computing the CDSC that may be payable upon a disposition of the New Shares, the period of time that an investor held the Original Shares is added to the period of time that an investor held the New Shares. With respect to Class B Shares, the automatic conversion schedule of the Original Shares may be longer than that of the New Shares. Consequently, an investment in New Shares by exchange may subject an investor to the higher 12b-1 fees applicable to Class B Shares of the Fund for a longer period of time than if the investment in New Shares were made directly.

         Various redemption and exchange methods are outlined below. Except for the CDSC applicable to certain redemptions of Class B and Class C Shares and the Limited CDSC applicable to certain redemptions of Class A Shares purchased at net asset value, there is no fee charged by the Fund or the Distributor for redeeming or exchanging your shares, but such fees could be charged in the future. You may have your investment dealer arrange to have your shares redeemed or exchanged. Your investment dealer may charge for this service.

         All authorizations given by shareholders, including selection of any of the features described below, shall continue in effect until such time as a written revocation or modification has been received by the Fund or its agent.

Written Redemption
         You can write to the Fund at 1818 Market Street, Philadelphia, PA 19103 to redeem some or all of your shares. The request must be signed by all owners of the account or your investment dealer of record. For redemptions of more than $50,000, or when the proceeds are not sent to the shareholder(s) at the address of record, the Fund requires a signature by all owners of the account and a signature guarantee for each owner. Each signature guarantee must be supplied by an eligible guarantor institution. The Fund reserves the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. The Fund may require further documentation from corporations, executors, retirement plans, administrators, trustees or guardians.

         Payment is normally mailed the next business day, but no later than seven days, after receipt of your redemption request. If your Class A Shares are in certificate form, the certificate must accompany your request and also be in good order. Certificates are issued for Class A Shares only if a shareholder submits a specific request. Certificates are not issued for Class B Shares or Class C Shares.

Written Exchange
         You may also write to the Fund (at 1818 Market Street, Philadelphia, PA 19103) to request an exchange of any or all of your shares into another mutual fund in the Delaware Group, subject to the same conditions and limitations as other exchanges noted above.

Telephone Redemption and Exchange
         To get the added convenience of the telephone redemption and exchange methods, you must have the Transfer Agent hold your shares (without charge) for you. If you choose to have your Class A Shares in certificate form, you may redeem or exchange only by written request and you must return your certificates.

         The Telephone Redemption--Check to Your Address of Record service and the Telephone Exchange service, both of which are described below, are automatically provided unless you notify the Fund in writing that you do not wish to have such services available with respect to your account. The Fund reserves the right to modify, terminate or suspend these procedures upon 60 days' written notice to shareholders. It may be difficult to reach the Fund by telephone during periods when market or economic conditions lead to an unusually large volume of telephone requests.

         Neither the Fund nor its Transfer Agent is responsible for any shareholder loss incurred in acting upon written or telephone instructions for redemption or exchange of Fund shares which are reasonably believed to be genuine. With respect to such telephone transactions, the Fund will follow reasonable procedures to confirm that instructions communicated by telephone are genuine (including verification of a form of personal identification) as, if it does not, the Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent transactions. Instructions received by telephone are generally tape recorded, and a written confirmation will be provided for all purchase, exchange and redemption transactions initiated by telephone. By exchanging shares by telephone, you are acknowledging prior receipt of a prospectus for the fund into which your shares are being exchanged.

Telephone Redemption--Check to Your Address of Record
         The Telephone Redemption feature is a quick and easy method to redeem shares. You or your investment dealer of record can have redemption proceeds of $50,000 or less mailed to you at your address of record. Checks will be payable to the shareholder(s) of record. Payment is normally mailed the next business day, but no later than seven days, after receipt of the request. This service is only available to individual, joint and individual fiduciary-type accounts.

Telephone Redemption--Proceeds to Your Bank
         Redemption proceeds of $1,000 or more can be transferred to your predesignated bank account by wire or by check. You should authorize this service when you open your account. If you change your predesignated bank account, you must complete an Authorization Form and have your signature guaranteed. For your protection, your authorization must be on file. If you request a wire, your funds will normally be sent the next business day. CoreStates Bank, N.A.'s fee (currently $7.50) will be deducted from your redemption. If you ask for a check, it will normally be mailed the next business day, but no later than seven days, after receipt of your request to your predesignated bank account. Except for any CDSC which may be applicable to Class B and Class C Shares and the Limited CDSC which may be applicable to certain Class A Shares, there are no fees for this redemption method, but the mail time may delay getting funds into your bank account. Simply call the Shareholder Service Center prior to the time the offering price and net asset value are determined, as noted above.

         If expedited payment by check or wire could adversely affect the Fund, the Fund may take up to seven days to pay.

Telephone Exchange
         The Telephone Exchange feature is a convenient and efficient way to adjust your investment holdings as your liquidity requirements and investment objectives change. You or your investment dealer of record can exchange your shares into other funds in the Delaware Group under the same registration, subject to the same conditions and limitations as other exchanges noted above. As with the written exchange service, telephone exchanges are subject to the requirements of each fund, as described above. Telephone exchanges may be subject to limitations as to amounts or frequency.

Systematic Withdrawal Plans

1.       Regular Plans

         This plan provides shareholders with a consistent monthly (or quarterly) payment. This is particularly useful to shareholders living on fixed incomes, since it can provide them with a stable supplemental amount. With accounts of at least $5,000, you may elect monthly withdrawals of $25 (quarterly $75) or more. The Fund does not recommend any particular monthly amount, as each shareholder's situation and needs vary. Payments are normally made by check. In the alternative, you may elect to have your payments transferred from your Fund account to your predesignated bank account through the MoneyLine Direct Deposit Service. Your funds will normally be credited to your bank account two business days after the payment date. Except for the Limited CDSC which may be applicable to Class A Shares and the CDSC which may be applicable to Class B Shares and Class C Shares as noted below, there are no fees for this redemption method. See MoneyLine Direct Deposit Service under The Delaware Difference for more information about this service.

2.       Retirement Plans
         For shareholders eligible under the applicable retirement plan to receive benefits in periodic payments, the Systematic Withdrawal Plan provides you with maximum flexibility. A number of formulas are available for calculating your withdrawals depending upon whether the distributions are required or optional. Withdrawals must be for $25 or more; however, no minimum account balance is required. The MoneyLine Direct Deposit Service described above is not available for retirement plans.
                                      * * *

         Shareholders should not purchase additional shares while participating in a Systematic Withdrawal Plan.

         Redemptions of Class A Shares via a Systematic Withdrawal Plan may be subject to a Limited CDSC if the original purchase was made at net asset value within the 12 months prior to the withdrawal and a dealer's commission was paid on that purchase. See Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value, below.

         The applicable CDSC for Class B Shares and Class C Shares redeemed via a Systematic Withdrawal Plan will be waived if, on the date that the Plan is established, the annual amount selected to be withdrawn is less than 12% of the account balance. If the annual amount selected to be withdrawn exceeds 12% of the account balance on the date that the Systematic Withdrawal Plan is established, all redemptions under the Plan will be subject to the applicable CDSC. Whether a waiver of the CDSC is available or not, the first shares to be redeemed for each Systematic Withdrawal Plan payment will be those not subject to a CDSC because they have either satisfied the required holding period or were acquired through the reinvestment of distributions. The 12% annual limit will be reset on the date that any Systematic Withdrawal Plan is modified (for example, a change in the amount selected to be withdrawn or the frequency or date of withdrawals), based on the balance in the account on that date. See Waiver of Contingent Deferred Sales Charge - Class B and Class C Shares, below.

         For more information on Systematic Withdrawal Plans, call the Shareholder Service Center.

Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value
         A Limited CDSC will be imposed on certain redemptions of Class A Shares (or shares into which such Class A Shares are exchanged) made within 12 months of purchase, if such purchases were made at net asset value and triggered the payment by the Distributor of the dealer's commission previously described. See Classes of Shares.

         The Limited CDSC will be paid to the Distributor and will be equal to the lesser of 1% of: (1) the net asset value at the time of purchase of the Class A Shares being redeemed; or (2) the net asset value of such Class A Shares at the time of redemption. For purposes of this formula, the "net asset value at the time of purchase" will be the net asset value at purchase of the Class A Shares even if those shares are later exchanged for shares of another Delaware Group fund and, in the event of an exchange of Class A Shares, the "net asset value of such shares at the time of redemption" will be the net asset value of the shares acquired in the exchange.

         Redemptions of such Class A Shares held for more than 12 months will not be subjected to the Limited CDSC and an exchange of such Class A Shares into another Delaware Group fund will not trigger the imposition of the Limited CDSC at the time of such exchange. The period a shareholder owns shares into which Class A Shares are exchanged will count towards satisfying the 12-month holding period. The Limited CDSC is assessed if such 12-month period is not satisfied irrespective of whether the redemption triggering its payment is of Class A Shares of the Fund or Class A Shares acquired in the exchange.

         In determining whether a Limited CDSC is payable, it will be assumed that shares not subject to the Limited CDSC are the first redeemed followed by other shares held for the longest period of time. The Limited CDSC will not be imposed upon shares representing reinvested dividends or capital gains distributions, or upon amounts representing share appreciation. All investments made during a calendar month, regardless of what day of the month the investment occurred, will age one month on the last day of that month and each subsequent month.

Waiver of Limited Contingent Deferred Sales Charge - Class A Shares
         The Limited CDSC for Class A Shares on which a dealer's commission has been paid will be waived in the following instances: (i) redemptions that result from the Fund's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the then-effective minimum account size; (ii) distributions to participants from a retirement plan qualified under section 401(a) or 401(k) of the Internal Revenue Code of 1986, as amended (the "Code"), or due to death of a participant in such a plan; (iii) redemptions pursuant to the direction of a participant or beneficiary of a retirement plan qualified under section 401(a) or 401(k) of the Code with respect to that retirement plan; (iv) distributions from a section 403(b)(7) Plan or an IRA due to death, disability, or attainment of age 59 1/2; (v) returns of excess contributions to an IRA; (vi) distributions by other employee benefit plans to pay benefits; (vii) distributions described in (ii),
(iv), and (vi) above pursuant to a systematic withdrawal plan; and (viii) redemptions by the classes of shareholders who are permitted to purchase shares at net asset value, regardless of the size of the purchase (see Buying Class A Shares at Net Asset Value under Classes of Shares).

Waiver of Contingent Deferred Sales Charge - Class B and Class C Shares
         The CDSC is waived on certain redemptions of Class B Shares in connection with the following redemptions: (i) redemptions that result from the Fund's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the then-effective minimum account size; (ii) returns of excess contributions to an IRA or 403(b)(7) Deferred Compensation Plan; (iii) required minimum distributions from an IRA, 403(b)(7) Deferred Compensation Plan or 457 Deferred Compensation Plan; and (iv) distributions from an account if the redemption results from the death of all registered owners of the account (in the case of accounts established under the Uniform Gifts to Minors or Uniform Transfers to Minors Acts or trust accounts, the waiver applies upon the death of all beneficial owners) or a total and permanent disability (as defined in Section 72 of the Code) of all registered owners occurring after the purchase of the shares being redeemed.

         The CDSC on Class C Shares is waived in connection with the following redemptions: (i) redemptions that result from the Fund's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the then-effective minimum account size; (ii) returns of excess contributions to an IRA, 403(b)(7) Deferred Compensation Plan, Profit Sharing Plan, Money Purchase Pension Plan or 401(k) Defined Contribution Plan;
(iii) required minimum distributions from an IRA, 403(b)(7) Deferred Compensation Plan, 457 Deferred Compensation Plan, Profit Sharing Plan, Money Purchase Pension Plan or 401(k) Defined Contribution Plan; (iv) distributions from a 403(b)(7) Deferred Compensation Plan, 457 Deferred Compensation Plan, Profit Sharing Plan, or 401(k) Defined Contribution Plan, under hardship provisions of the plan; (v) distributions from a 403(b)(7) Deferred Compensation Plan, 457 Deferred Compensation Plan, Profit Sharing Plan, Money Purchase Pension Plan or a 401(k) Defined Contribution Plan upon attainment of normal retirement age under the plan or upon separation from service; (vi) distributions from an IRA on or after attainment of age 59 1/2; and (vii) distributions from an account if the redemption results from the death of all registered owners of the account (in the case of accounts established under the Uniform Gifts to Minors or Uniform Transfers to Minors Acts or trust accounts, the waiver applies upon the death of all beneficial owners) or a total and permanent disability (as defined in Section 72 of the Code) of all registered owners occurring after the purchase of the shares being redeemed.

         In addition, the CDSC will be waived on Class B and Class C Shares redeemed in accordance with a Systematic Withdrawal Plan if the annual amount selected to be withdrawn under the Plan does not exceed 12% of the value of the account on the date that the Systematic Withdrawal Plan was established or modified.

DIVIDENDS AND DISTRIBUTIONS

         The Fund expects to declare and pay dividends monthly. However, the Fund does not anticipate declaring or paying dividends during the first few months following the commencement of its operations. Payment by check of cash dividends will ordinarily be mailed within three business days after the payable date. Distributions from net realized securities profits, if any, will be distributed twice a year. The first payment normally would be made during the first quarter of the next fiscal year. The second payment would be made near the end of the calendar year to comply with certain requirements of the Code.

         Each class of the Fund will share proportionately in the investment income and expenses of the Fund, except that the per share dividends from net investment income on the Class A Shares, the Class B Shares and the Class C Shares will vary due to the expenses under the 12b-1 Plan applicable to each Class. Generally, the dividends per share on Class B Shares and Class C Shares can be expected to be lower than the dividends per share on Class A Shares because the expenses under the 12b-1 Plans relating to Class B and Class C Shares will be higher than the expenses under the 12b-1 Plan relating to Class A Shares. See Distribution (12b-1) and Service under Management of the Fund.

         Both dividends and distributions, if any, are automatically reinvested in your account at net asset value unless you elect otherwise. Any check in payment of dividends or other distributions which cannot be delivered by the United States Post Office or which remains uncashed for a period of more than one year may be reinvested in your account at the then-current net asset value and the dividend option may be changed from cash to reinvest. If you elect to take your dividends and distributions in cash and such dividends and distributions are in an amount of $25 or more, you may choose the MoneyLine Direct Deposit Service and have such payments transferred from your Fund account to your predesignated bank account. This service is not available for retirement plans. See MoneyLine Direct Deposit Service under The Delaware Difference for more information about this service.

TAXES

         The tax discussion set forth below is included for general information only. Investors should consult their own advisers concerning the federal, state, local or foreign tax consequences of an investment in the Fund.

         The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code"). As such, the Fund will not be subject to federal income tax, or to any excise tax, to the extent its earnings are distributed as provided in the Code.

         The Fund intends to distribute substantially all of its net investment income and net capital gains, if any. Dividends from net investment income or net short-term capital gains will be taxable to those investors who are subject to income taxes as ordinary income, whether received in cash or in additional shares. It is expected that either none or only a nominal portion of the Fund's dividends will be eligible for the dividends-received deduction for corporations.

         Distributions paid by the Fund from long-term capital gains, whether received in cash or in additional shares, are taxable to those investors who are subject to income taxes as long-term capital gains, regardless of the length of time an investor has owned shares in the Fund. The Fund does not seek to realize any particular amount of capital gains during a year; rather, realized gains are a byproduct of Fund management activities. Consequently, capital gains distributions may be expected to vary considerably from year to year. Also, for those investors subject to tax, if purchases of shares in the Fund are made shortly before the record date for a dividend or capital gains distribution, a portion of the investment will be returned as a taxable distribution.

         Although dividends generally will be treated as distributed when paid, dividends which are declared in October, November or December to shareholders of record on a specified date in one of those months, but which, for operational reasons, may not be paid to the shareholder until the following January, will be treated for tax purposes as if paid by the Fund and received by the shareholder on December 31 of the calendar year in which they are declared.

         The sale of shares of the Fund is a taxable event and may result in a capital gain or loss to shareholders subject to tax. Capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between the Fund and any other fund in the Delaware Group. Any loss incurred on a sale or exchange of Fund shares that had been held for six months or less will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares. All or a portion of the sales charge incurred in acquiring Fund shares will be excluded from the federal tax basis of any of such shares sold or exchanged within 90 days of their purchase (for purposes of determining gain or loss upon the sale of such shares) if the sale proceeds are reinvested in the Fund or in another fund in the Delaware Group of funds and a sales charge that would otherwise apply to the reinvestment is reduced or eliminated. Any portion of such sales charge excluded from the tax basis of the shares sold will be added to the tax basis of the shares acquired in the reinvestment.

         The automatic conversion of Class B Shares into Class A Shares at the end of approximately eight years after purchase will be tax-free for federal tax purposes. See Automatic Conversion of Class B Shares under Classes of Shares.

         The Fund may be subject to foreign withholding taxes on income from certain of its foreign securities. If more than 50% in value of the total assets of the Fund at the end of its fiscal year are invested in securities of foreign corporations, the Fund may elect to pass-through to its shareholders a pro-rata share of foreign income taxes paid by the Fund. If this election is made, shareholders will be (i) required to include in their gross income their pro-rata share of foreign source income (including any foreign taxes paid by the Fund), and (ii) entitled to either deduct (as an itemized deduction in the case of individuals) their share of such foreign taxes in computing their taxable income or to claim a credit for such taxes against their U.S. income tax, subject to certain limitations under the Code. Shareholders will be informed by the Fund at the end of each calendar year of the availability of any credits on, and the amount of foreign source income to be included in, their income tax returns.

         In addition to federal taxes, shareholders may be subject to state and local taxes on distributions. Distributions of interest income and capital gains realized from certain types of U.S. government securities may be exempt from state personal income taxes. Shares of the Fund are exempt from Pennsylvania county personal property taxes.

         Each year, Income Funds, Inc. will mail to you information on the tax status of the Fund's dividends and distributions. Shareholders will also receive each year information as to the portion of dividend income that is derived from U.S. government securities that are exempt from state income tax. Of course, shareholders who are not subject to tax on their income would not be required to pay tax on amounts distributed to them by the Fund.

         The Fund is required to withhold 31% of taxable dividends, capital gains distributions, and redemptions paid to shareholders who have not complied with IRS taxpayer identification regulations. You may avoid this withholding requirement by certifying on your Investment Application your proper Taxpayer Identification Number and by certifying that you are not subject to backup withholding.

         See Taxes in Part B for additional information on tax matters relating to the Fund and its shareholders.

CALCULATION OF OFFERING PRICE AND NET ASSET VALUE PER SHARE

         The net asset value ("NAV") per share is computed by adding the value of all securities and other assets in the portfolio, deducting any liabilities (expenses and fees are accrued daily) and dividing by the number of shares outstanding. Debt securities are priced on the basis of valuations provided by an independent pricing service using methods approved by Income Funds, Inc.'s Board of Directors. Equity securities for which market quotations are available are priced at market value. Short-term investments having a maturity of less than 60 days are valued at amortized cost, which approximates market value. All other securities are valued at their fair value as determined in good faith and in a method approved by Income Funds, Inc.'s Board of Directors.

         Class A Shares are purchased at the offering price per share, while Class B Shares and Class C Shares are purchased at the NAV per share. The offering price per share of Class A Shares consists of the NAV per share next computed after the order is received, plus any applicable front-end sales charges.

         The offering price and NAV are computed as of the close of regular trading on the New York Stock Exchange (ordinarily, 4 p.m., Eastern time) on days when the Exchange is open.

         The net asset values of all outstanding shares of each class of the Fund will be computed on a pro-rata basis for each outstanding share based on the proportionate participation in the Fund represented by the value of shares of that class. All income earned and expenses incurred by the Fund will be borne on a pro-rata basis by each outstanding share of a class, based on each class' percentage in the Fund represented by the value of shares of such classes, except that the Strategic Income Fund Institutional Class will not incur any of the expenses under the Fund's 12b-1 Plans and the Class A, Class B and Class C Shares alone will bear the 12b-1 Plan expenses payable under their respective Plans. Due to the specific distribution expenses and other costs that may be allocable to each class, the NAV of each class is expected to vary.

MANAGEMENT OF THE FUND

Directors
         The business and affairs of Income Funds, Inc. are managed under the direction of its Board of Directors. Part B contains additional information regarding Income Funds, Inc.'s directors and officers.

Investment Manager and Sub-Adviser
         The Manager furnishes investment management services to the Fund.

         The Manager and its predecessors have been managing the funds in the Delaware Group since 1938. On July 31, 1996, the Manager and its affiliates in the Delaware Group, including the Sub-Adviser, were supervising in the aggregate more than $28 billion in assets in the various institutional or separately managed (approximately $17,646,283,000) and investment company (approximately $10,764,119,000) accounts.

         The Manager is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. ("DMH"). On April 3, 1995, a merger between DMH and a wholly owned subsidiary of Lincoln National Corporation ("Lincoln National") was completed. DMH and the Manager are now indirect, wholly owned subsidiaries, and subject to the ultimate control, of Lincoln National. Lincoln National, with headquarters in Fort Wayne, Indiana, is a diversified organization with operations in many aspects of the financial services industry, including insurance and investment management.

         The Manager manages the Fund's portfolio and makes investment decisions for the Fund. The Manager also administers Income Funds, Inc.'s affairs and pays the salaries of all the directors, officers and employees of Income Funds, Inc. who are affiliated with the Manager. For these services, the Manager is paid an annual fee equal to 0.65% on the first $500 million of average daily net assets, 0.625% on the next $500 million and 0.60% on the average daily net assets in excess of $1 billion.

         Subject to the overall supervision of the Manager, the Sub-Adviser manages the international sector of the Fund's portfolio and furnishes the Manager with investment recommendations, asset allocation advice, research and other investment services with respect to foreign securities. For the services provided to the Manager, the Manager pays the Sub-Adviser a fee equal to one-third of the fee paid to the Manager under the terms of the Investment Management Agreement.

         Paul A. Matlack has primary responsibility for allocating the Fund's assets among the fixed-income and equity sectors and for making day-to-day investment decisions for the Fund regarding its investments in the high-yield sector. Mr. Matlack, a Vice President/Senior Portfolio Manager of Income Funds, Inc., has been a member of the Fund's management team since its inception. A Chartered Financial Analyst, Mr. Matlack is a graduate of the University of Pennsylvania with an MBA in Finance from George Washington University. He began his career at Mellon Bank as a credit specialist, and later served as a corporate loan officer for Mellon Bank and then Provident National Bank.

         Paul Grillo has primary responsibility for making day-to-day investment decisions for the Fund regarding its investments in investment grade securities. Mr. Grillo has been a member of the Fund's management team since its inception. Mr. Grillo, an Assistant Vice President and Portfolio Manager of Income Funds, Inc., holds a BA in Business Management from North Carolina State University and an MBA in Finance from Pace University. Prior to joining the Manager in 1993, he served as mortgage strategist and trader at the Dreyfus Corporation. He also served as a mortgage strategist and portfolio manager for the Chemical Investment Group and as financial analyst at the Chemical Bank. Mr. Grillo is a Chartered Financial Analyst.

         Ian G. Sims, a Director and Senior Portfolio Manager with the Sub-Adviser, has primary responsibility for making day-to-day investment decisions for the Fund regarding its investments in foreign securities. Mr. Sims has been a member of the Fund's management team since its inception. Mr. Sims is a graduate of the University of Leicester and holds a postgraduate degree in statistics from the University of Newcastle-Upon-Tyne. He joined the Sub-Adviser in 1990 as a senior international fixed-income and currency manager. Mr. Sims began his investment career with the Standard Life Assurance Co., and subsequently moved to the Royal Bank of Canada Investment Management International Company, where he was an international fixed-income manager. Prior to joining the Sub-Adviser, he was a senior fixed-income and currency portfolio manager with Hill Samuel Investment Advisers Ltd.

         Babak Zenouzi has primary responsibility for making day-to-day investment decisions for the Fund regarding its investments in U.S. equity securities. Mr. Zenouzi, a Vice President/Portfolio Manager of Income Funds, Inc., has been a member of the Fund's management team since its inception. Mr. Zenouzi holds a BS in Finance and Economics from Babson College in Wellesley, Massachusetts, and an MS in Finance from Boston College. Prior to joining the Manager in 1992, he was with The Boston Company where he held the positions of assistant vice president, senior financial analyst, financial analyst and portfolio accountant.

         The portfolio management team will from time to time consult with Paul
E. Suckow, Executive Vice President/Chief Investment Officer, Fixed Income of Income Funds, Inc., with respect to security selection, evaluation of market and economic trends, and sector allocation. A Chartered Financial Analyst, he is a graduate of Bradley University with an MBA from Western Illinois University. Mr. Suckow was a fixed-income portfolio manager at the Delaware Group from 1981 to 1985. He returned to the Delaware Group in 1993 after eight years with Oppenheimer Management Corporation where he served as Executive Vice President and Director of Fixed Income.

Portfolio Trading Practices
         The Fund normally will not invest for short-term trading purposes. However, the Fund may sell securities without regard to the length of time they have been held. The degree of portfolio activity will affect brokerage costs of the Fund and may affect taxes payable by the Fund's shareholders. Given the Fund's investment objective, its annual portfolio turnover rate is not expected to exceed 100%. A turnover rate of 100% would occur, for example, if all the investments in the Fund's portfolio at the beginning of the year were replaced by the end of the year.

         The Manager and Sub-Adviser use their best efforts to obtain the best available price and most favorable execution for portfolio transactions. Orders may be placed with brokers or dealers who provide brokerage and research services to the Manager or to the Sub-Adviser, or to their advisory clients. These services may be used by the Manager or Sub-Adviser in servicing any of their respective accounts. Subject to best price and execution, the Manager and the Sub-Adviser may consider a broker/dealer's sales of the Fund's shares in placing portfolio orders and may place orders with broker/dealers that have agreed to defray certain Fund expenses such as custodian fees.

Performance Information
         From time to time, the Fund may quote yield or total return performance of the Classes in advertising and other types of literature.

         The current yield for each Class will be calculated by dividing the annualized net investment income earned by that Class during a recent 30-day period by the maximum offering price per share on the last day of the period. The yield formula provides for semi-annual compounding, which assumes that net investment income is earned and reinvested at a constant rate and annualized at the end of a six-month period.

         Total return will be based on a hypothetical $1,000 investment, reflecting the reinvestment of all distributions at net asset value and: (i) in the case of Class A Shares, the impact of the maximum front-end sales charge at the beginning of each specified period; and (ii) in the case of Class B Shares and Class C Shares, the deduction of any applicable CDSC at the end of the relevant period. Each presentation will include the average annual total return for one-, five- and ten-year periods, as relevant. The Fund may also advertise aggregate and average total return information concerning a Class over additional periods of time. In addition, the Fund may present total return information that does not reflect the deduction of the maximum front-end sales charge or any applicable CDSC. In this case, such total return information would be more favorable than total return information that includes the deductions of the maximum front-end sales charge or any applicable CDSC.

         Yield and net asset value fluctuate and are not guaranteed. Past performance is not an indication of future results.

Distribution (12b-1) and Service
         The Distributor, Delaware Distributors, L.P., serves as the national distributor of the Fund's shares under a Distribution Agreement with Income Funds, Inc. dated as of September 30, 1996.

         Income Funds, Inc. has adopted a separate distribution plan under Rule 12b-1 for each of the Class A Shares, Class B Shares and Class C Shares (the "Plans"). The Plans permit the Fund to pay the Distributor from the assets of the respective Classes a monthly fee for the Distributor's services and expenses in distributing and promoting sales of shares. These expenses include, among other things, preparing and distributing advertisements, sales literature, and prospectuses and reports used for sales purposes, compensating sales and marketing personnel, holding special promotions for specified periods of time, and paying distribution and maintenance fees to brokers, dealers and others. In connection with the promotion of Class A, Class B and Class C Shares, the Distributor may, from time to time, pay to participate in dealer-sponsored seminars and conferences, and reimburse dealers for expenses incurred in connection with preapproved seminars, conferences, and advertising. The Distributor may pay or allow additional promotional incentives to dealers as part of preapproved sales contests and/or to dealers who provide extra training and information concerning a Class and increase sales of the Class. In addition, the Fund may make payments from the assets of the respective Class directly to others, such as banks, who aid in the distribution of Class shares or provide services in respect of a Class, pursuant to service agreements with Income Funds, Inc.

         The 12b-1 Plan expenses relating to each of the Class B Shares and Class C Shares are also used to pay the Distributor for advancing the commission costs to dealers with respect to the initial sale of such shares.

         The aggregate fees paid by the Fund from the assets of the respective Classes to the Distributor and others under the Plans may not exceed (i) .30% of the Class A Shares' average daily net assets in any year, and (ii) 1% (.25% of which are service fees to be paid to the Distributor, dealers and others for providing personal service and/or maintaining shareholder accounts) of each of the Class B Shares' and Class C Shares' average daily net assets in any year. The Class A, Class B and Class C Shares will not incur any distribution expenses beyond these limits, which may not be increased without shareholder approval.

         Although the maximum fee payable under the Plan relating to the Class A Shares is .30% of average daily net assets, the Board of Directors has currently set the annual fee for the Class at .25% of the average daily net assets. The Board of Directors may increase the fee to the full .30% on all Class A Shares' assets at any time. See Shares.

         While payments pursuant to the Plans may not exceed .30% annually with respect to the Class A Shares, and 1% annually with respect to each of the Class B Shares and the Class C Shares, the Plans do not limit fees to amounts actually expended by the Distributor. It is therefore possible that the Distributor may realize a profit in any particular year. However, the Distributor currently expects that its distribution expenses will likely equal or exceed payments to it under the Plans. The Distributor may, however incur such additional expenses and make additional payments to dealers from its own resources to promote the distribution of shares of the Classes. The monthly fees paid to the Distributor are subject to the review and approval of Income Funds, Inc.'s unaffiliated directors, who may reduce the fees or terminate the Plans at any time.

         Income Funds, Inc.'s Plans do not apply to the Strategic Income Fund Institutional Class of shares. Those shares are not included in calculating the Plans' fees, and the Plans are not used to assist in the distribution and marketing of the Strategic Income Fund Institutional Class shares.

         The Transfer Agent, Delaware Service Company, Inc., serves as the shareholder servicing, dividend disbursing and transfer agent for Income Funds, Inc. under an agreement dated as of September 30, 1996. The Transfer Agent also provides accounting services to the Fund pursuant to the terms of a separate Fund Accounting Agreement. The directors annually review service fees paid to the Transfer Agent.

         The Distributor and the Transfer Agent are also indirect, wholly owned subsidiaries of DMH.

Expenses
         The Fund is responsible for all of its own expenses other than those borne by the Manager under the Investment Management Agreement and those borne by the Distributor under the Distribution Agreement. The expense ratio of each Class will reflect the impact of its 12b-1 Plan.

Shares

         Income Funds, Inc. is an open-end management investment company. The Fund's portfolio of assets is diversified as defined by the 1940 Act. Commonly known as a mutual fund, Income Funds, Inc. was organized as a Maryland corporation on March 4, 1983. Income Funds, Inc. was previously organized as a Delaware corporation in 1970. In addition to the Fund, Income Funds, Inc. presently offers one other series of shares, the Delchester Fund series.

         Income Funds, Inc.'s shares have a par value of $1.00, equal voting rights, except as noted below, and are equal in all other respects. Income Funds, Inc.'s shares have noncumulative voting rights which means that the holders of more than 50% of Income Funds, Inc.'s shares voting for the election of directors can elect 100% of the directors if they choose to do so. Under Maryland law, Income Funds, Inc. is not required, and does not intend, to hold annual meetings of shareholders unless, under certain circumstances, it is required to do so under the 1940 Act. Shareholders of 10% or more of Income Funds, Inc.'s outstanding shares may request that a special meeting be called to consider the removal of a director.

         In addition to Class A Shares, Class B Shares and Class C Shares, the Fund also offers the Strategic Income Fund Institutional Class shares. Shares of each class represent proportionate interests in the assets of the Fund and have the same voting and other rights and preferences as the other classes of the Fund, except that shares of the Strategic Income Fund Institutional Class are not subject to, and may not vote on matters affecting, the Distribution Plans under Rule 12b-1 relating to the Class A, Class B and Class C Shares. Similarly, as a general matter, the shareholders of Class A Shares, Class B Shares and Class C Shares may vote only on matters affecting the 12b-1 Plan that relates to the class of shares that they hold. However, the Class B Shares may vote on any proposal to increase materially the fees to be paid by the Fund under the Rule 12b-1 Plan relating to the Class A Shares.

         It is expected that Lincoln National Corporation Employees' Retirement Trust (the "Trust") will make an initial investment in the Fund, which could result in the Trust holding up to 100% of the outstanding shares of the Fund. Subject to certain limited exceptions, there would be no limitation on the Trust's ability to redeem its shares of the Fund and it may elect to do so at any time.

OTHER INVESTMENT POLICIES AND RISK CONSIDERATIONS

U.S. Government Securities
         U.S. Treasury securities are backed by the "full faith and credit" of the United States. Securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, investors in such securities look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. Agencies which are backed by the full faith and credit of the United States include the Export-Import Bank, Farmers Home Administration, Federal Financing Bank, the Federal Housing Administration, the Maritime Administration, the Small Business Administration, and others. Certain agencies and instrumentalities, such as the Government National Mortgage Association ("GNMA"), are, in effect, backed by the full faith and credit of the United States through provisions in their charters that they may make "indefinite and unlimited" drawings on the Treasury, if needed to service its debt. Debt from certain other agencies and instrumentalities, including the Federal Home Loan Bank and Federal National Mortgage Association, are not guaranteed by the United States, but those institutions are protected by the discretionary authority for the U.S. Treasury to purchase certain amounts of their securities to assist the institutions in meeting their debt obligations. Finally, other agencies and instrumentalities, such as the Farm Credit System, the Tennessee Valley Authority and the Federal Home Loan Mortgage Corporation, are federally chartered institutions under U.S. government supervision, but their debt securities are backed only by the creditworthiness of those institutions, not the U.S. government.

         An instrumentality of a U.S. government agency is a government agency organized under Federal charter with government supervision. Instrumentalities issuing or guaranteeing securities include, among others, Federal Home Loan Banks, the Federal Land Banks, Central Bank for Cooperatives, Federal Intermediate Credit Banks and the Federal National Mortgage Association.

         The maturities of such securities usually range from three months to thirty years. While such securities are guaranteed as to principal and interest by the U.S. government or its instrumentalities, their market values may fluctuate and are not guaranteed, which may, along with the other securities in the Fund's portfolio, cause a Class' daily net asset value to fluctuate.

Zero Coupon Bonds and Pay-In-Kind Bonds
         Although the Fund does not intend to purchase a substantial amount of zero coupon bonds or PIK bonds, from time to time, the Fund may acquire zero coupon bonds and, to a lesser extent, PIK bonds. Zero coupon bonds are debt obligations which do not entitle the holder to any periodic payments of interest prior to maturity or a specified date when the securities begin paying current interest, and therefore are issued and traded at a discount from their face amounts or par value. PIK bonds pay interest through the issuance to holders of additional securities. Zero coupon bonds and PIK bonds are generally considered to be more interest-sensitive than income bearing bonds, to be more speculative than interest-bearing bonds, and to have certain tax consequences which could, under certain circumstances, be adverse to the Fund. For example, with zero coupon bonds, the Fund accrues, and is required to distribute to shareholders, income on such bonds. However, the Fund may not receive the cash associated with this income until the bonds are sold or mature. If the Fund did not have sufficient cash to make the required distribution of accrued income, the Fund could be required to sell other securities in its portfolio or to borrow to generate the cash required.

Mortgage-Backed Securities
         The Fund may invest in mortgage-backed securities, including GNMA certificates. Such securities differ from other fixed-income securities in that principal is paid back by the borrower over the length of the loan rather than returned in a lump sum at maturity. When prevailing interest rates rise, the value of a GNMA security may decrease as do other debt securities. When prevailing interest rates decline, however, the value of GNMA securities may not rise on a comparable basis with other debt securities because of the prepayment feature of GNMA securities. Additionally, if a GNMA certificate is purchased at a premium above its principal value because its fixed rate of interest exceeds the prevailing level of yields, the decline in price to par may result in a loss of the premium in the event of prepayment. Funds received from prepayments may be reinvested at the prevailing interest rates which may be lower than the rate of interest that had previously been earned.

         The mortgages backing these securities include conventional 30-year fixed rate mortgages, graduated payment mortgages and adjustable rate mortgages. These mortgages may be supported by various types of insurance, may be backed by GNMA certificates or other mortgage pass-throughs issued or guaranteed by the U.S. government, its agencies or instrumentalities. However, the guarantees do not extend to the mortgage-backed securities' value, which is likely to vary inversely with fluctuations in interest rates. These certificates are in most cases "pass-through" instruments, through which the holder receives a share of all interest and principal payments from the mortgages underlying the certificate. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the average life or realized yield of a particular issue of pass-through certificates. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. When the mortgage obligations are prepaid, the Fund may reinvest the prepaid amounts in securities, the yield of which reflects interest rates prevailing at the time. Moreover, prepayments of mortgages which underlie securities purchased at a premium could result in capital losses.

CMOs and REMICs
         CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders and collateralized by a pool of mortgages held under an indenture. CMOs are issued in a number of classes or series with different maturities. The classes or series are retired in sequence as the underlying mortgages are repaid. Prepayment may shorten the stated maturity of the obligation and can result in a loss of premium, if any has been paid. REMICs, which were authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities. To the extent any privately-issued CMOs or REMICs in which the Fund may invest are considered by the Securities and Exchange Commission to be investment companies, the Fund will limit its investment in such securities in a manner consistent with the provisions of the 1940 Act.

         Certain CMOs and REMICs may have variable or floating interest rates and others may be stripped. Stripped mortgage securities have greater market volatility than other types of mortgage securities in which the Fund may invest.

         Stripped mortgage securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "interest-only" class), while the other class will receive all of the principal (the "principal-only" class). The yield to maturity on an interest-only class is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund's yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

         Although stripped mortgage securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet been fully developed and, accordingly, these securities are generally illiquid and to such extent, together with any other illiquid investments, will not exceed 15% of the Fund's net assets.

         The Fund may invest in CMOs and REMICs issued by private entities which are not collateralized by securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, so-called non-agency mortgage-backed securities. Investments in these securities may be made only if the securities (i) are rated at the time of purchase in the four top rating categories by a nationally-recognized statistical rating organization (e.g., BBB or better by S&P or Fitch, or Baa or better by Moody's) and (ii) represent interests in whole-loan mortgages, multi-family mortgages, commercial mortgages and other mortgage collateral supported by a first mortgage lien on real estate. Non-agency mortgage-backed securities are subject to the interest rate and prepayment risks, described above, to which other CMOs and REMICs issued by private issuers are subject. Non-agency mortgage-backed securities may also be subject to a greater risk of loss of interest and principal because they are not collateralized by securities issued or guaranteed by the U.S. government. In addition, timely information concerning the loans underlying these securities may not be as readily available and the market for these securities may be less liquid than other CMOs and REMICs.

Asset-Backed Securities
         The asset-backed securities in which the Fund may invest must be rated in the four top rating categories by a nationally recognized statistical rating organization (e.g., BBB or better by S&P and Fitch, or Baa or better by Moody's). The receivables underlying asset-backed securities are typically securitized in either a pass-through or a pay-through structure. Pass-through securities provide investors with an income stream consisting of both principal and interest payments in respect of the receivables in the underlying pool. Pay-through asset-backed securities are debt obligations issued usually by a special purpose entity, which are collateralized by the various receivables and in which the payments on the underlying receivables provide the funds to pay the debt service on the debt obligations issued. The Fund may invest in these and other types of asset-backed securities structured in this way that may be developed in the future.

         The rate of principal payment on asset-backed securities generally depends upon the rate of principal payments received on the underlying assets. Such rate of payments may be affected by economic and various other factors such as changes in interest rates. Therefore, the yield may be difficult to predict and actual yield to maturity may be more or less than the anticipated yield to maturity. Due to the shorter maturity of the collateral backing such securities, there is less of a risk of substantial prepayment than with mortgage-backed securities. Such asset-backed securities do, however, involve certain risks not associated with mortgage-backed securities, including the risk that security interests cannot be adequately or in many cases, ever, established. In addition, with respect to credit card receivables, a number of state and federal consumer credit laws give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the outstanding balance. In the case of automobile receivables, there is a risk that the holders may not have either a proper or first security interest in all of the obligations backing such receivables due to the large number of vehicles involved in a typical issuance and technical requirements under state laws. Therefore, recoveries on repossessed collateral may not always be available to support payments on the securities.

Borrowings
         The Fund may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. The Fund will not borrow money in excess of one-third of the value of its net assets. The Fund has no intention of increasing its net income through borrowing. Any borrowing will be done from a bank and, to the extent that such borrowing exceeds 5% of the value of the Fund's net assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter (not including Sundays or holidays, or such longer period as the Securities and Exchange Commission may prescribe by rules and regulations), reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. The Fund will not pledge more than 10% of its net assets, or issue senior securities as defined in the 1940 Act, except for notes to banks. Investment securities will not be purchased while the Fund has an outstanding borrowing.

When-Issued and Delayed Delivery Securities
         The Fund may purchase securities on a when-issued or delayed delivery basis. In such transactions, instruments are purchased with payment and delivery taking place in the future in order to secure what is considered to be an advantageous yield or price at the time of the transaction. Delivery of and payment for these securities may take as long as a month or more after the date of the purchase commitment. The Fund will maintain with its custodian bank a separate account with a segregated portfolio of securities in an amount at least equal to these commitments. The payment obligation and the interest rates that will be received are each fixed at the time the Fund enters into the commitment and no interest accrues to the Fund until settlement. Thus, it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed.

Portfolio Loan Transactions
         The Fund may loan up to 25% of its assets to qualified broker/dealers or institutional investors.

         The major risk to which the Fund would be exposed on a loan transaction is the risk that the borrower would go bankrupt at a time when the value of the security goes up. Therefore, the Fund will only enter into loan arrangements after a review of all pertinent facts by the Manager, subject to overall supervision by the Board of Directors, including the creditworthiness of the borrowing broker, dealer or institution and then only if the consideration to be received from such loans would justify the risk. Creditworthiness will be monitored on an ongoing basis by the Manager.

Rule 144A Securities
         The Fund may invest in restricted securities, including privately placed securities, some of which may be eligible for resale without registration pursuant to Rule 144A ("Rule 144A Securities") under the Securities Act of 1933. Rule 144A permits many privately placed and legally restricted securities to be freely traded among certain institutional buyers such as the Fund. The Fund may invest no more than 15% of the value of its net assets in illiquid securities.

         While maintaining oversight, the Board of Directors has delegated to the Manager the day-to-day function of determining whether or not individual Rule 144A Securities are liquid for purposes of the Fund's 15% limitation on investments in illiquid assets. The Board has instructed the Manager to consider the following factors in determining the liquidity of a Rule 144A Security: (i) the frequency of trades and trading volume for the security; (ii) whether at least three dealers are willing to purchase or sell the security and the number of potential purchasers; (iii) whether at least two dealers are making a market in the security; (iv) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer).

         If the Manager or Sub-Adviser determines that a Rule 144A Security which was previously determined to be liquid is no longer liquid and, as a result, the Fund's holdings of illiquid securities exceed the Fund's 15% limit on investments in such securities, the Manager will determine what action to take to ensure that the Fund continues to adhere to such limitation.

Investment Company Securities
         Any investments that the Fund makes in either closed-end or open-end investment companies will be limited by the 1940 Act, and would involve an indirect payment of a portion of the expenses, including advisory fees, of such other investment companies. Under the 1940 Act's current limitations, the Fund may not (1) own more than 3% of the voting stock of another investment company;
(2) invest more than 5% of the Fund's total assets in the shares of any one investment company; nor (3) invest more than 10% of the Fund's total assets in shares of other investment companies. If the Fund elects to limit its investment in other investment companies to closed-end investment companies, the 3% limitation described above is increased to 10%. These percentage limitations also apply to the Fund's investments in unregistered investment companies.

Repurchase Agreements
         In order to invest its short-term cash reserves or when in a temporary defensive posture, the Fund may enter into repurchase agreements with banks or broker/dealers deemed to be creditworthy by the Manager, under guidelines approved by the Board of Directors. A repurchase agreement is a short-term investment in which the purchaser (i.e. the Fund) acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the purchaser's holding period. Generally, repurchase agreements are of short duration, often less than one week but on occasion for longer periods. Not more than 15% of the Fund's assets may be invested in repurchase agreements of over seven-days' maturity or other illiquid assets. Should an issuer of a repurchase agreement fail to repurchase the underlying security, the loss to the Fund, if any, would be the difference between the repurchase price and the market value of the security. The Fund will limit its investments in repurchase agreements to those which the Manager under guidelines of the Board of Directors determines to present minimal credit risks and which are of high quality. In addition, the Fund must have collateral of at least 100% of the repurchase price, including the portion representing the Fund's yield under such agreements, which is monitored on a daily basis.

Foreign Currency Transactions
         Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund will, however, from time to time, purchase or sell foreign currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions and to minimize currency value fluctuations. The Fund may conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into contracts to purchase or sell foreign currencies at a future date (i.e., a "forward foreign currency" contract or "forward" contract). A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract, agreed upon by the parties, at a price set at the time of the contract. The Fund will convert currency on a spot basis from time to time, and investors should be aware of the costs of currency conversion.

         The Fund may enter into forward contracts to "lock in" the price of a security it has agreed to purchase or sell, in terms of U.S. dollars or other currencies in which the transaction will be consummated. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars or foreign currency, of the amount of foreign currency involved in the underlying security transaction, the Fund will be able to protect itself against a possible loss resulting from an adverse change in currency exchange rates during the period between the date the security is purchased or sold and the date on which payment is made or received.

         When the Sub-Adviser believes that the currency of a particular country may suffer a significant decline against the U.S. dollar or against another currency, the Fund may enter into a forward foreign currency contract to sell, for a fixed amount of U.S. dollars or other appropriate currency, the amount of foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency.

         The Fund will not enter into forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's securities or other assets denominated in that currency.

         At the maturity of a forward contract, the Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency. The Fund may realize a gain or loss from currency transactions. With respect to forward foreign currency contracts, the precise matching of forward contract amounts and the value of the securities involved is generally not possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency strategy is highly uncertain.

         It is impossible to forecast the market value of Fund securities at the expiration of the contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of a security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

Options
         The Manager and Sub-Adviser may employ options techniques in an attempt to protect appreciation attained and to take advantage of the liquidity available in the options market. The Fund may purchase call options on foreign or U.S. securities and indices and enter into related closing transactions and the Fund may write covered call options on such securities. The Fund may also purchase put options on such securities and indices and enter into related closing transactions.

         A call option enables the purchaser, in return for the premium paid, to purchase securities from the writer of the option at an agreed price up to an agreed date. A covered call option obligates the writer, in return for the premium received, to sell the securities subject to the option to the purchaser of the option for an agreed upon price up to an agreed date. The advantage is that the purchaser may hedge against an increase in the price of securities it ultimately wishes to buy or take advantage of a rise in a particular index. The Fund will only purchase call options to the extent that premiums paid on all outstanding call options do not exceed 2% of its total assets.

         A put option enables the purchaser of the option, in return for the premium paid, to sell the security underlying the option to the writer at the exercise price during the option period, and the writer of the option has the obligation to purchase the security from the purchaser of the option. The Fund will only purchase put options to the extent that the premiums on all outstanding put options do not exceed 2% of its total assets. The advantage is that the purchaser can be protected should the market value of the security decline or should a particular index decline.

         An option on a securities index gives the purchaser of the option, in return for the premium paid, the right to receive from the seller cash equal to the difference between the closing price of the index and the exercise price of the option.

         Closing transactions essentially let the Fund offset put options or call options prior to exercise or expiration. If the Fund cannot effect closing transactions, it may have to hold a security it would otherwise sell or deliver a security it might want to hold.

         In purchasing put and call options, the premium paid by the Fund plus any transaction costs will reduce any benefit realized by the Fund upon exercise of the option. With respect to writing covered call options, the Fund may lose the potential market appreciation of the securities subject to the option, if the Manager's or the Sub-Adviser's judgment is wrong and the price of the security moves in the opposite direction from what was anticipated.

         The Fund may use both Exchange-traded and over-the-counter options. Certain over-the-counter options may be illiquid. The Fund will only invest in such options to the extent consistent with its 15% limitation on investment in illiquid securities. The Fund will comply with Securities and Exchange Commission asset segregation and coverage requirements when engaging in these types of transactions.

Futures
         Futures contracts are agreements for the purchase or sale for future delivery of securities. When a futures contract is sold, the Fund incurs a contractual obligation to deliver the securities underlying the contract at a specified price on a specified date during a specified future month. A purchase of a futures contract means the acquisition of a contractual right to obtain delivery to the Fund of the securities called for by the contract at a specified price during a specified future month.

         While futures contracts provide for the delivery of securities, deliveries usually do not occur. Contracts are generally terminated by entering into an offsetting transaction. When the Fund enters into a futures transaction, it must deliver to the futures commission merchant selected by the Fund an amount referred to as "initial margin." This amount is maintained by the futures commission merchant in an account at the Fund's custodian bank. Thereafter, a "variation margin" may be paid by the Fund to, or drawn by the Fund from, such account in accordance with controls set for such account, depending upon changes in the price of the underlying securities subject to the futures contract.

         The Fund may also purchase and write options to buy or sell futures contracts. Options on futures are similar to options on securities except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract, rather than actually to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option.

         The purpose of the purchase or sale of futures contracts consisting of U.S. government securities is to protect the Fund against the adverse effects of fluctuations in interest rates without actually buying or selling such securities. Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to hedge in anticipation of subsequent purchases of U.S. government securities at higher prices.

REITs
         REITs are pooled investment vehicles which invest primarily in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like investment companies such as Income Funds, Inc., REITs are not taxed on income distributed to shareholders provided they comply with several requirements in the Code. REITs are subject to substantial cash flow dependency, defaults by borrowers, self-liquidation, and the risk of failing to qualify for tax-free pass-through of income under the Code, and/or maintain exemptions from the 1940 Act.

                      APPENDIX A - INVESTMENT ILLUSTRATIONS
  Illustrations of the Potential Impact on Investment Based on Purchase Option
                                $10,000 Purchase

                              Scenario 1                                       Scenario 2
                            No Redemption                                   Redeem 1st Year
-----          ---------------------------------------           ---------------------------------------
Year           Class A         Class B         Class C           Class A         Class B         Class C
----           -------         -------         -------           -------         -------         -------
0                9,525          10,000          10,000             9,525          10,000          10,000
1               10,192          10,625          10,625            10,192          10,225          10,525+
2               10,905          11,289          11,289
3               11,669          11,995          11,995
4               12,485          12,744          12,744
5               13,359          13,541          13,541
6               14,294          14,387          14,387
7               15,295          15,286          15,286
8               16,366+         16,242          16,242
9               17,511          17,379*         17,257
10              18,737          18,595*         18,335

           *This assumes that Class B Shares were converted to Class A
                      Shares at the end of the eighth year.

                             Scenario 3                                     Scenario 4
                           Redeem 3rd Year                                Redeem 5th Year
----          ---------------------------------------         ---------------------------------------
Year          Class A         Class B         Class C         Class A         Class B         Class C
----          -------         -------         -------         -------         -------         -------
0               9,525          10,000          10,000           9,525          10,000          10,000
1              10,192          10,625          10,625          10,192          10,625          10,625
2              10,905          11,289          11,289          10,905          11,289          11,289
3              11,669          11,695          11,995+         11,669          11,995          11,995
4                                                              12,485          12,744          12,744
5                                                              13,359          13,341          13,541+
6
7
8
9
10

                                $250,000 Purchase

                             Scenario 1                                        Scenario 2
                           No Redemption                                    Redeem 1st Year
----          ---------------------------------------            ---------------------------------------
Year           Class A         Class B         Class C           Class A         Class B         Class C
----          --------         -------         -------           -------         -------         -------
0              243,750         250,000         250,000           243,750         250,000         250,000
1              260,813         265,625         265,625           260,813         255,625         263,125+
2              279,069         282,227         282,227
3              298,604         299,866         299,866
4              319,507+        318,607         318,607
5              341,872         338,520         338,520
6              365,803         359,678         359,678
7              391,409         382,158         382,158
8              418,808         406,043         406,043
9              448,124         434,466*        431,420
10             479,493         464,878*        458,384

                             Scenario 3                                     Scenario 4
                           Redeem 3rd Year                                Redeem 5th Year
----          ---------------------------------------         ---------------------------------------
Year          Class A         Class B         Class C         Class A         Class B         Class C
----          -------         -------         -------         -------         -------         -------
0             243,750         250,000         250,000         243,750         250,000         250,000
1             260,813         265,625         265,625         260,813         265,625         265,625
2             279,069         282,227         282,227         279,069         282,227         282,227
3             298,604         292,366         300,866+        298,604         299,866         299,866
4                                                             319,507+        318,607         318,607
5                                                             341,872         333,520         338,520
6
7
8
9
10

           *This assumes that Class B Shares were converted to Class A
                     Shares at the end of the eighth year.

Assumes a hypothetical return for Class A of 7% per year, a hypothetical return for Class B of 6.25% for years 1-8 and 7% for years 9-10, and a hypothetical return for Class C of 6.25% per year. Hypothetical returns vary due to the different expense structure for each Class and do not represent actual performance.
Class A purchase subject to appropriate sales charge breakpoint (4.75% @ $10,000; 3.75% @ $100,000; 2.50% @ $250,000).
Class B purchase assessed appropriate CDSC upon redemption (4%-4%-3%-3%-2%-1% in years 1-2-3-4-5-6).
Class C purchase assessed 1% CDSC upon redemption in year 1.
Figures marked "+" identify which Class offers the greater return potential based on investment amount, the holding period and the expense structure of each Class.

APPENDIX B -- RATINGS

         The Fund's assets may be invested in securities rated BBB or lower by S&P or Fitch, Baa or lower by Moody's, in securities similarly rated by another nationally recognized statistical rating organization, and in unrated corporate bonds. These credit ratings evaluate only the safety of principal and interest and do not consider the market value risk associated with high-yield securities.

General Rating Information

Bonds
         Excerpts from Moody's description of its bond ratings: Aaa--judged to be the best quality. They carry the smallest degree of investment risk; Aa--judged to be of high quality by all standards; A--possess favorable attributes and are considered "upper medium" grade obligations; Baa--considered as medium grade obligations. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time; Ba--judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class; B--generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small; Caa--are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest; Ca--represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings; C--the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Excerpts from S&P's description of its bond ratings: AAA--highest grade obligations. They possess the ultimate degree of protection as to principal and interest; AA--also qualify as high grade obligations, and in the majority of instances differ from AAA issues only in a small degree; A--strong ability to pay interest and repay principal although more susceptible to changes in circumstances; BBB--regarded as having an adequate capacity to pay interest and repay principal; BB, B, CCC, CC--regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions; C--reserved for income bonds on which no interest is being paid; D--in default, and payment of interest and/or repayment of principal is in arrears.

Excerpts from Fitch's description of its bond ratings:
         AAA--Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events; AA--Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+; A-- Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances that bonds with higher ratings; BBB--Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings; BB--Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements; B--Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue; CCC--Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment; CC--Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time; C--Bonds are in imminent default in payment of interest or principal; and DDD, DD and D--Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

         Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

Commercial Paper
         Excerpts from Moody's description of its two highest commercial paper ratings: P-1--the highest grade possessing greatest relative strength; P-2--second highest grade possessing less relative strength than the highest grade.

         Excerpts from S&P's description of its two highest commercial paper ratings: A-1--judged to be the highest investment grade category possessing the highest relative strength; A-2--investment grade category possessing less relative strength than the highest rating.

                                      -63-